UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-10145

BAILLIE GIFFORD FUNDS

(Exact name of registrant as specified in charter)

1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Address of principal executive offices) (Zip code)

Angus N G Macdonald 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-131-275-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to December 31, 2011

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Baillie Gifford Funds

International Equity Fund
EAFE Fund
EAFE Choice Fund
Emerging Markets Fund
Global Alpha Equity Fund

Annual Report
December 31, 2011

INDEX

Baillie Gifford International Equity, EAFE, EAFE Choice, Emerging Markets and Global Alpha Equity Funds

INDEX (continued)

INDEX

Baillie Gifford International Equity, EAFE, EAFE Choice, Emerging Markets and Global Alpha Equity Funds

Management Discussion

The Baillie Gifford International Equity Fund

Market Conditions and Review of performance during 2011

Markets in 2011 were characterized by periods of intense volatility; from the Arab spring to the Tohoku earthquake to the Eurozone sovereign debt issues, international equity markets struggled and the ‘risk-off’ trade prevailed for most of the year. Eurozone contagion fears were very much to the fore with particular concerns over a credit and liquidity squeeze, as European banks sought to deleverage and raise capital.

The International Equity Fund Class 2 returned -11.94% during 2011, outperforming the MSCI ACWI ex US Index which returned -13.33% for the year.

We have been, and remain, optimistic about the outlook for the companies in the portfolio. Of course, this has not been reflected in share prices or asset values - yet. As always we focus on the long term (and this appears to be even more of a differentiator in today’s markets). The gap between winners and losers is widening, but stock markets are being even more inefficient and indiscriminate than usual. Commentators assume that falling share prices must reflect deterioration in the real world, but the underlying dynamic is one of gradual improvement. This cannot be ignored indefinitely and the confidence we have in the companies in which we invest should be reflected in share prices at some point. Although the portfolio’s absolute returns were disappointing, the portfolio outperformed its benchmark over the year, with the majority of relative outperformance attributable to stock selection. Top contributors included British American Tobacco which is perhaps unsurprising given its perceived defensive growth qualities. Japanese holdings, Rakuten (e-commerce), and Fast Retailing (clothing retailer) also performed well, following strong results. The Olympus saga which came to light during the last quarter continues, and the stock was one of the biggest detractors in 2011. We still believe that the medical business in particular remains a very attractive asset and we still see a strong core business but the situation is fast moving and there are naturally potential developments which could lead us to revise our opinion.

We continue to find exciting opportunities for the portfolio. For example, we have taken a holding in Trend Micro (one of the major players in the global market for computer virus software), Want Want (a producer and distributor of snacks across the Greater China region), and Sberbank (Russia’s leading bank). The portfolio is dominated by well-financed businesses, whose growth prospects depend largely on demand from the robust half of the global economy. The portfolio retains a strong bias towards companies that are well placed to benefit from rising domestic consumption in Emerging Markets. The output of our bottom-up stock picking has resulted in many of the European holdings in the portfolio having end markets that are further East. The portfolio has limited direct exposure to European banks, with Svenska Handelsbanken, a traditional well capitalised Swedish bank, now being the only such holding. There is also limited exposure to other businesses which depend on a revival of the Western consumer. A sharp recovery in lower quality financials remains a risk to the portfolio, but we remain committed to our style. The portfolio comprises a diverse range of companies, but on the whole the attributes of a strong industry background, durable competitive advantage, good management and a healthy balance sheet are important aspects of all the holdings that should stand the portfolio in good stead.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. We will continue to monitor the long term prospects for the Fund’s holdings and make changes where appropriate.

Our focus has not changed; we aim to identify exciting growth businesses in a position to significantly grow their earnings and cash flow over the long term.

Outlook

We have three main areas of disagreement with the current gloomy consensus:

1.	A resolution to the European crisis is hard to predict, but we believe that there is significant commitment to the eurozone, and that the southern European countries are not without redemption.
2.	Evidence of a recovery in the US may be starting to emerge.
3.

Developing economies such as China continue to be much better resourced than their Western counterparts. There are durable long term forces at play based on urbanisation, emulation and education. Whilst the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

Fund Performance for periods ended 12/31/11 (Average Annual Total Returns)
	One Year	Since Inception (February 7, 2008)

The International Equity Fund Class 2	-11.94%	-2.19%

MSCI ACWI (ex US) Index	-13.33%	-5.34%

Management Discussion

The Baillie Gifford EAFE Fund

Market Conditions and Review of performance during 2011

Markets in 2011 can be characterised by raised levels of volatility against a backdrop of pessimistic news coverage. The first half of 2011 brought several newsworthy events: Chinese drought, Australian floods, widespread political unrest in the Arab world and the Eastern Japanese Earthquake. Despite these events international markets posted positive absolute returns over the same period. In the second half of the year markets panicked over the ongoing peripheral European debt worries. Share prices fell indiscriminately as many market participants predicted doomsday scenarios for Europe and the resultant pain that would be felt by the global economy. Negative sentiment ultimately dominated and international markets fell during 2011.

The EAFE Fund Class 2 produced a return of -11.70% during 2011, slightly outperforming the MSCI EAFE Index which returned -11.73% for the year.

We are excited by increasingly rapid developments in the world of technology. The pace of change in the world seems to us to be increasing; the implications of new technologies, network effects, tipping points and non-linear growth profiles for companies feature strongly in our investment discussions. Baidu and Rakuten are two companies we believe benefit from these trends and have observed particularly good returns over the year. Baidu is China’s leading Internet search engine. It’s an innovative company, working in a structurally growing industry. It works with, rather than against the Chinese government, and its dominant market position is advantageous to the authorities in monitoring/controlling the online space. The stock has performed well over the year as the company exceeded its expectations, almost doubling profits. Rakuten is a Japanese e-commerce conglomerate whose main business is an online shopping mall called “Ichiba”. Its strong performance has been driven by increased online spending in its home market.

In the third quarter Hewlett-Packard made a bid for Autonomy, a UK software specialist held by the Fund. Following Autonomy’s announcement that they intended to accept the bid, we sold the shares at a significant premium.

However, it wasn’t all good news in the technology sector. Nintendo was our greatest source of disappointment. Its ongoing insistence that its games should only be played on its own hardware suggest it may lose out to the Smartphone revolution that is transforming gaming. We also suffered setbacks in our alternative energy holdings Vestas Windsystems, and SMA Solar, as falling government subsidies, near term excess supply and rising Chinese competition made conditions difficult in the short term at least.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Our focus has not changed; we aim to identify exciting growth businesses in a position to significantly grow their earnings and cash flow over the long term.

Outlook

We have three main areas of disagreement with the current gloomy consensus:

1.	A resolution to the European crisis is hard to predict, but we believe that there is significant commitment to the eurozone, and that the southern European countries are not without redemption.
2.	Evidence of a recovery in the US may be starting to emerge.
3.

Developing economies such as China continue to be much better resourced than their Western counterparts. There are durable long term forces at play based on urbanisation, emulation and education. Whilst the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

Fund Performance for periods ended 12/31/11 (Average Annual Total Returns)

	One Year	Since Inception (March 6, 2008)

The EAFE Fund Class 2	-11.70%	-3.05%

MSCI EAFE Index	-11.73%	-6.09%

Management Discussion

The Baillie Gifford EAFE Choice Fund

Market Conditions and Review of performance during 2011

Markets in 2011 can be characterised by raised levels of volatility against a backdrop of pessimistic news coverage. The first half of 2011 brought several newsworthy events: Chinese drought, Australian floods, widespread political unrest in the Arab world and the Eastern Japanese Earthquake. Despite these events international markets posted positive absolute returns over the same period. In the second half of the year markets panicked over the ongoing peripheral European debt worries. Share prices fell indiscriminately as many market participants predicted doomsday scenarios for Europe and the resultant pain that would be felt by the global economy. Negative sentiment ultimately dominated and international markets fell during 2011.

The EAFE Choice Fund Class 2 produced a return of -12.54% during 2011, underperforming the MSCI EAFE Index which returned -11.73% for the year.

Detractors from relative performance included Billabong, the Australian surf and apparel manufacturer/retailer. The Australian retail sector has had a difficult year with the expensive cost of living as well as the strong Australian dollar driving customers into increasing their purchases from abroad. Adverse weather conditions have also heavily impacted sales during the year. Another detractor was Olympus, the Japanese manufacturer of cameras and endoscopes. We still believe that the medical business in particular remains a very attractive asset and we still see a strong core business but the situation is fast moving and there are naturally potential developments which could lead us to revise our opinion.

The top contributor to relative performance over the year was the UK property website Rightmove, which now has the highest market share of any property website in the UK. The next top two contributors we sold during the year. The increased valuation being applied to Japan Tobacco led us to dispose of the fund’s holding towards the end of the year. During the Fall, we also sold the fund’s holding in Autonomy, the UK-based company which designs sophisticated search software for corporate and government customers. The company announced an agreed takeover by Hewlett Packard. Though we regretted no longer being able to benefit from exposure to such an interesting growth company, the large premium offered to Autonomy shareholders provided some comfort.

We hope we are suitably paranoid about the dangers of naivety and are conscious that our investments cannot operate in a bubble, sheltered from some potentially important macro developments. Nevertheless, from our perspective, much of the recent gloomy market commentary has often overshadowed what we felt were decent trading updates and encouraging comments from the management of the companies in the portfolio.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group (PCG) is responsible for the overall strategy and stock selection process used to select investments for the fund. The PCG meets regularly to discuss both buy and sell ideas and the level of conviction in existing holdings.

Our focus remains as it always has; to identify exciting growth businesses in a position to grow their earnings and cash flow over the long term.

Outlook
We have three main areas of disagreement with the current gloomy consensus:

1.	A resolution to the European crisis is hard to predict, but we believe that there is significant commitment to the eurozone, and that the southern European countries are not without redemption.
2.	Evidence of a recovery in the US may be starting to emerge.
3.

Developing economies such as China continue to be much better resourced than their Western counterparts. There are durable long term forces at play based on urbanisation, emulation and education. Whilst the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

Fund Performance for periods ended 12/31/11 (Average Annual Total Returns)

	One Year	Since Inception (December 17, 2009)*

The EAFE Choice Fund Class 2	-12.54%	1.24%

MSCI EAFE Index	-11.73%	-2.27%

* Class 2 had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 19, 2010. New shares were issued at $10.20 on March 25, 2010.

Management Discussion

The Baillie Gifford Emerging Markets Fund

Market Conditions and Review of performance during 2011

For the year ended December 31, 2011, The Emerging Markets Fund Class III fell 20.20% while its benchmark, the MSCI Emerging Markets Index, fell 18.17%.

For the first half of the year the MSCI Emerging Markets Index was almost unchanged, however, as market concerns over the European debt crisis intensified, coupled with renewed fears over slowing growth in a number of emerging countries, the Emerging Markets index fell dramatically during the third quarter and failed to recover sufficiently for the remainder of the year. Countries perceived to have strong domestic economies such as Indonesia and Malaysia were among the top performing markets, while those with heavy export exposure, such as China and Taiwan, were among the worst.

Politics played a significant role throughout the year. Egypt suffered from its popular uprising to end the year as the worst performing country in the index, while nationwide protests against the recent Duma elections in Russia helped reverse the country’s strong first half performance. In Europe, politicians’ inability to find a workable solution to the region’s debt crisis had negative ramifications for a number of Eastern European countries, with Poland and Hungary the worst performers. Finally, political bureaucracy coupled with concerns over its trade deficit and currency, continued to weigh on the Indian market which fell nearly 40% over the year.

Overall the largest detractor from relative performance was being underweight in a number of sectors perceived to be defensive by the market. Telecommunications is the most notable example, with the fund’s underweight position in China Mobile the single biggest hindrance to relative returns.

Despite holdings in Baidu and China Shenhua Energy contributing to relative performance over the year, stock selection overall in China detracted from relative performance. Most notable was the fund’s exposure to the Chinese rail companies CSR Corp and China Railway Construction. The sector was hit by a trio of issues: a corruption scandal at the Ministry of Rail, July’s high speed rail crash and concerns over future rail investment.

On the positive side, a number of the fund’s smaller oil and gas exploration companies added to relative performance with Tullow Oil being one of the top contributors. Operational performance throughout the year was strong, with the company’s large, and potentially transformational drilling result at their Zaedyus exploration well in French Guiana, being a major catalyst for the share price.

Stock selection in South Korea was the largest contributor to relative performance by country, driven by Hyundai Glovis and Samsung Electronics. Glovis, the logistics business of the Hyundai Motor Group, saw its shares rise on the back of solid auto sales at Hyundai and Kia, and further market share gains within the Hyundai chaebol. Samsung Electronic’s results continue to be very strong, particularly in mobile devices and components where Samsung’s sales have been exploding, the company recently overtaking Apple to become the world’s largest vendor of smartphones with a c.25% global market share.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Emerging Markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund’s holdings.

Outlook

The fundamentals underpinning growth in the emerging markets remain intact, and the Fund retains a strong pro cyclical growth bias to reflect, and benefit from this belief. During a year of heightened risk aversion and volatility, such a position has not been conducive to strong relative performance. The companies we invest in continue to exhibit strong operational performance and are likely to be major beneficiaries as we move from a period of rate tightening to loosening in emerging economies. Valuations are at the bottom of their long term norms and with fundamental structural attractions, the emerging markets are a compelling place to invest for those with long term time horizons.

Fund Performance for periods ended 12/31/11 (Average Annual Total Returns)

	One Year	Five Year	Since Inception (April 4, 2003)

The Emerging Markets Fund Class III	-20.20%	3.87%	19.25%

MSCI Emerging Markets Index	-18.17%	5.15%	17.04%

Management Discussion

The Global Alpha Equity Fund

Market Conditions and Review of performance during 2011

Not applicable: The Global Alpha Equity Fund was funded in November 2011.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio’s holdings on a regular basis to ensure that our expectations are being met.

The Global Alpha Portfolio Review Group (a small group of senior investors) is responsible for bringing ideas to the three Global Alpha Investment Managers. After considering debate within a wider group, the three investment managers (who are responsible for the overall strategy and stock selection process) typically pose a series of questions for each potential holding:

•	How does the business compare globally?
•	What does the stock bring to the portfolio?
•	Where do we differ from the market?

Only when a stock stands up against all three questions will it go forward for inclusion.

We look to make long-term investments in well-managed businesses which enjoy sustainable competitive advantages. Our core belief is that share prices ultimately follow earnings.

Outlook

We have three main areas of disagreement with the current gloomy consensus:

1.	A resolution to the European crisis is hard to predict, but we believe that there is significant commitment to the eurozone, and that the southern European countries are not without redemption.
2.	Evidence of a recovery in the US may be starting to emerge.
3.

Developing economies such as China continue to be much better resourced than their Western counterparts. There are durable long term forces at play based on urbanisation, emulation and education. Whilst the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford Emerging Markets Fund and/or the Baillie Gifford Global Alpha Equity Fund (together, the “Funds”), you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)(continued)

	Beginning Account Value 7/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio Based on the Period 7/01/11 to 12/31/11	Expenses Paid During the Period 7/01/11 to 12/31/11

Baillie Gifford International Equity Fund - Class 1
Actual	$1,000.00	$850.26	0.84%	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	0.84%	$4.28

Baillie Gifford International Equity Fund - Class 2
Actual	$1,000.00	$850.65	0.67%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	0.67%	$3.41

Baillie Gifford International Equity Fund - Class 3
Actual	$1,000.00	$851.04	0.59%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Baillie Gifford International Equity Fund - Class 4
Actual	$1,000.00	$851.55	0.56%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85

Baillie Gifford EAFE Fund - Class 1
Actual	$1,000.00	$835.42	0.79%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	0.79%	$4.02

Baillie Gifford EAFE Fund - Class 2
Actual	$1,000.00	$835.60	0.61%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.61%	$3.11

Baillie Gifford EAFE Fund - Class 3
Actual	$1,000.00	$836.52	0.54%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	0.54%	$2.75

Baillie Gifford EAFE Fund - Class 4
Actual	$1,000.00	$836.11	0.51%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.51%	$2.60

Baillie Gifford EAFE Choice Fund - Class 2
Actual	$1,000.00	$839.54	0.66%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	0.66%	$3.36

Baillie Gifford EAFE Choice Fund - Class 4
Actual	$1,000.00	$840.44	0.56%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.56%	$2.85

Baillie Gifford Emerging Markets Fund - Class III
Actual	$1,000.00	$823.57	0.72%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	0.72%	$3.67

Baillie Gifford Global Alpha Equity Fund - Class 3 (a)
Actual	$1,000.00	$987.49	0.64%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	0.64%	$3.26

(a)	Commencement of investment operations is November 15, 2011.

Fund Expenses (unaudited)(concluded)

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/11. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2011 (unaudited)	Baillie Gifford International Equity Fund

	Value	% of Total Net Assets

Airlines	$14,039,935	1.1%
Apparel	35,158,331	2.8
Auto Manufacturers	9,343,497	0.7
Banks	112,743,808	8.8
Beverages, Food & Tobacco	55,553,798	4.3
Biotechnology	16,977,666	1.3
Commercial Services	76,691,551	6.0
Construction & Building Materials	30,708,876	2.4
Distribution/Wholesale	27,746,621	2.2
Diversified Financial Services	78,168,888	6.1
Diversified Industrials	21,990,053	1.7
Electronic & Electrical Equipment	72,328,973	5.7
Engineering & Construction	8,014,083	0.6
Engineering & Machinery	72,753,294	5.7
Food Producers & Processors	98,054,326	7.7
Healthcare - Products	31,706,676	2.5
Insurance	23,193,630	1.8
Internet	61,545,394	4.8
Investment Companies	5,830,494	0.5
Media & Photography	22,279,748	1.7
Mining & Metals	116,616,739	9.1
Office/Business Equipment	16,537,956	1.3
Oil & Gas	134,778,786	10.5
Real Estate	10,427,038	0.8
Retailers - General	26,442,195	2.1
Semiconductors	33,885,695	2.6
Software	21,595,400	1.7
Transportation	21,652,606	1.7
Travel & Leisure	3,158,807	0.3

Total Value of Investments	1,259,924,864	98.5
Other assets less liabilities	19,358,451	1.5

Net Assets	$1,279,283,315	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2011	Baillie Gifford International Equity Fund

	Shares	Value

COMMON STOCKS - 95.9%
ARGENTINA - 2.4%
MercadoLibre, Inc.	272,600	$21,682,604
YPF SA ADR	274,800	9,530,064

		31,212,668

AUSTRALIA - 3.9%
Brambles Ltd.	3,237,446	23,637,392
Cochlear Ltd.	218,512	13,877,914
Woolworths Ltd.	502,947	12,909,808

		50,425,114

BELGIUM - 0.7%
Groupe Bruxelles Lambert SA	136,495	9,080,245

BERMUDA - 1.4%
Seadrill Ltd.	531,233	17,716,126

BRAZIL - 2.6%
BM&F Bovespa SA	1,663,200	8,738,432
OGX Petroleo e Gas Participacoes SA (a)	1,328,000	9,697,017
Petroleo Brasileiro SA ADR	624,700	15,523,795

		33,959,244

CANADA - 5.6%
Cenovus Energy, Inc.	294,857	9,791,423
Eldorado Gold Corp.	922,018	12,688,778
Fairfax Financial Holdings Ltd.	67,018	28,748,502
IAMGOLD Corp.	614,268	9,755,933
Ritchie Bros. Auctioneers, Inc.	482,463	10,633,526

		71,618,162

CHINA - 8.6%
Baidu, Inc. ADR (a)	159,150	18,536,201
Cheung Kong Holdings Ltd.	879,000	10,427,038
China Shenhua Energy Co., Ltd., Class H	3,583,500	15,496,020
Hang Seng Bank Ltd.	1,087,300	12,879,514
Hong Kong Exchanges and Clearing Ltd.	1,221,500	19,436,505
Kunlun Energy Co., Ltd.	12,322,000	17,473,436
Pacific Basin Shipping Ltd.	2,336,000	932,701
Want Want China Holdings Ltd.	14,492,000	14,435,210

		109,616,625

DENMARK – 2.9%
A P Moller - Maersk A/S, B Shares	1,373	9,031,150
DSV A/S	654,099	11,688,755
Novozymes A/S, B Shares	551,080	16,977,666

		37,697,571

FINLAND - 2.5%
Kone Oyj, B Shares	413,989	21,432,320
Sampo Oyj, A Shares	421,010	10,414,108

		31,846,428

FRANCE - 3.7%
CFAO	274,254	9,278,415
Compagnie Generale d’Optique Essillor International SA	252,921	17,828,762
Edenred	509,039	12,486,715
Lafarge SA	226,404	7,925,760

		47,519,652

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford International Equity Fund

	Shares	Value

GERMANY - 1.6%
Aixtron SE NA	392,901	$4,993,438
Deutsche Boerse AG (a)	292,951	15,332,376

		20,325,814

INDIA - 0.4%
Infrastructure Development Finance Co., Ltd.	3,384,707	5,830,494

IRELAND - 2.9%
CRH Plc.	533,265	10,584,511
James Hardie Industries SE CDI	1,749,753	12,198,605
Ryanair Holdings Plc. ADR (a)	503,946	14,039,935

		36,823,051

JAPAN - 9.1%
Canon, Inc.	375,800	16,537,956
Fast Retailing Co., Ltd.	104,700	19,045,436
Inpex Corp.	1,976	12,441,347
Mitsui & Co., Ltd.	841,000	13,034,865
Olympus Corp.	551,300	7,246,780
Rakuten, Inc. (a)	19,823	21,326,589
Shimano, Inc.	64,900	3,158,807
SMC Corp.	93,100	14,978,463
Trend Micro, Inc. (a)	294,500	8,781,856

		116,552,099

NETHERLANDS - 2.8%
Heineken Holding NV	365,187	14,924,006
Unilever NV CVA	600,039	20,631,424

		35,555,430

NORWAY - 0.6%
Aker Solutions ASA	764,565	8,014,083

PERU - 1.4%
Credicorp Ltd.	159,814	17,494,838

PORTUGAL - 0.4%
Galp Energia, SGPS, SA, B Shares	345,490	5,076,114

RUSSIA - 2.0%
Magnit OJSC GDR Reg S	553,179	11,687,595
Sberbank of Russia ADR (a)	610,500	6,038,200
X5 Retail Group NV GDR Reg S (a)	337,276	7,687,917

		25,413,712

SINGAPORE - 2.6%
DBS Group Holdings Ltd.	1,607,219	14,266,130
United Overseas Bank Ltd.	1,624,483	19,117,800

		33,383,930

SOUTH AFRICA - 2.5%
Massmart Holdings Ltd.	453,482	9,475,863
Naspers Ltd., N Shares	510,050	22,279,748

		31,755,611

SOUTH KOREA - 3.1%
Hyundai Mobis (a)	36,775	9,343,496
Samsung Electronics Co., Ltd.	32,908	30,270,028

		39,613,524

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford International Equity Fund

	Shares	Value

SPAIN - 1.3%
Inditex SA	197,378	$16,112,895

SWEDEN - 5.0%
Atlas Copco AB, B Shares	1,919,816	36,342,511
Svenska Handelsbanken AB, A Shares	1,056,721	27,691,984

		64,034,495

SWITZERLAND - 3.2%
Nestle SA	703,914	40,421,222

TAIWAN - 4.4%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	2,129,276	11,659,277
MediaTek, Inc.	1,658,371	15,179,076
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,237,975	28,892,257

		55,730,610

TURKEY - 2.2%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,057,861	12,720,594
BIM Birlesik Magazalar AS	392,851	10,878,875
Turkiye Garanti Bankasi A/S	1,426,192	4,433,840

		28,033,309

UNITED KINGDOM - 16.1%
Amlin Plc.	2,624,000	12,779,522
Antofagasta Plc.	853,654	16,144,654
BG Group Plc.	770,361	16,457,588
BHP Billiton Plc.	478,707	13,995,217
British American Tobacco Plc.	588,305	27,909,199
Capita Group Plc. (The)	1,164,670	11,357,401
Experian Plc.	1,366,679	18,576,517
Hargreaves Lansdown Plc.	885,000	5,913,073
Premier Farnell Plc.	2,853,058	7,973,812
Rio Tinto Plc.	536,200	26,191,318
Sage Group Plc. (The)	2,804,251	12,813,544
Tullow Oil Plc.	969,802	21,071,876
Wolseley Plc.	444,800	14,711,756

		205,895,477

Total Common Stocks
(cost $1,249,656,486)		1,226,758,543

PREFERRED STOCKS - 2.6%
BRAZIL - 2.6%
Itau Unibanco Holding SA ADR	583,055	10,821,501
Vale SA ADR	1,084,700	22,344,820

Total Preferred Stocks
(cost $37,816,745)		33,166,321

TOTAL INVESTMENTS - 98.5%
(cost $1,287,473,231)		1,259,924,864
Other assets less liabilities - 1.5%		19,358,451

NET ASSETS - 100.0%		$1,279,283,315

(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI – Chess Depository Interest.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2011	Baillie Gifford International Equity Fund

GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,287,473,231)	$1,259,924,864
Cash	10,772,263
Foreign cash, at value (cost $11,885,955)	11,501,687
Dividends receivable	1,071,873
Tax reclaims receivable	530,083
Other assets	3,541

Total Assets	1,283,804,311

LIABILITIES
Payable for investments purchased	2,462,180
Management fee payable	890,828
Servicing fee payable	806,414
Distributions payable	186,516
Accrued expenses	175,058

Total Liabilities	4,520,996

NET ASSETS	$1,279,283,315

COMPOSITION OF NET ASSETS
Paid-in capital	$1,319,891,707
Distributions in excess of net investment income	(4,311,735)
Accumulated net realized loss on investments and foreign currency transactions	(8,340,562)
Net unrealized depreciation in value of investments and foreign currencies	(27,956,095)

$1,279,283,315

NET ASSET VALUE, PER SHARE

Class 1 ($63,867,829 / 7,386,655 shares outstanding),
unlimited authorized, no par value	$8.65

Maximum Purchase Price Per Share (Note D)	$8.67

Minimum Redemption Price Per Share (Note D)	$8.64

Class 2 ($831,065,435 / 96,351,045 shares outstanding),
unlimited authorized, no par value	$8.63

Maximum Purchase Price Per Share (Note D)	$8.65

Minimum Redemption Price Per Share (Note D)	$8.62

Class 3 ($367,326,527 / 42,088,429 shares outstanding),
unlimited authorized, no par value	$8.73

Maximum Purchase Price Per Share (Note D)	$8.75

Minimum Redemption Price Per Share (Note D)	$8.72

Class 4 ($17,023,524 / 1,909,237 shares outstanding),
unlimited authorized, no par value	$8.92

Maximum Purchase Price Per Share (Note D)	$8.94

Minimum Redemption Price Per Share (Note D)	$8.91

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011	Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,760,173)	$23,772,620
Interest	1,354

Total Investment Income	23,773,974

EXPENSES
Management fee (Note B)	2,979,600
Shareholder Servicing fees - Class 1 Shares (Note B)	316,544
Shareholder Servicing fees - Class 2 Shares (Note B)	1,622,323
Shareholder Servicing fees - Class 3 Shares (Note B)	594,275
Shareholder Servicing fees - Class 4 Shares (Note B)	34,200
Fund Accounting	487,004
Custody	270,468
Legal	89,967
Professional fees	41,030
Transfer Agency	31,147
Trustees’ fees	24,001
Insurance	8,103
Miscellaneous	9,578

Total Expenses	6,508,240

Net Investment Income	17,265,734

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(4,461,760)
Foreign currency transactions	(443,238)

(4,904,998)

Net change in unrealized depreciation on:
Investments	(154,502,583)
Translation of assets and liabilities in foreign currencies	(527,909)

(155,030,492)

Net realized and unrealized loss on investments and foreign currency transactions	(159,935,490)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(142,669,756)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$17,265,734	$5,789,617
Net realized gain (loss) from investments and foreign currency transactions	(4,904,998)	8,814,714
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(155,030,492)	70,633,112

Net increase (decrease) in net assets from operations	(142,669,756)	85,237,443

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(778,756)	(1,213,165)
Class 2	(11,585,292)	(7,775,994)
Class 3	(5,308,632)	(2,843,440)
Class 4	(245,693)	(383,650)
Capital gains:
Class 1	(68,430)	—
Class 2	(888,373)	—
Class 3	(387,865)	—
Class 4	(17,595)	—

Total Dividends and Distributions	(19,280,636)	(12,216,249)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	3,193,600	58,565,548
Class 2	569,743,090	197,769,223
Class 3	264,227,433	128,255,931
Class 4	—	18,009,486
Purchase premiums:
Class 1	92,442	90,426
Class 2	770,898	346,429
Class 3	413,391	98,509
Class 4	26,649	13,573
Redemption fees:
Class 1	661	4,011
Class 2	5,972	16,205
Class 3	3,008	2,837
Class 4	187	983
Dividends and distributions reinvested:
Class 1	660,671	980,900
Class 2	12,473,665	7,775,994
Class 3	5,696,497	2,843,440
Class 4	263,288	383,650
Cost of shares redeemed:
Class 1	(2,503,755)	(61,133,453)
Class 2	(107,151,339)	(11,517,276)
Class 4	(1,444,465)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	746,471,893	342,506,416

Total Increase in Net Assets	584,521,501	415,527,610

NET ASSETS
Beginning of year	694,761,814	279,234,204

End of year (including distributions in excess of net investment income of $4,311,735 and $3,215,796, respectively)	$1,279,283,315	$694,761,814

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford International Equity Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Period July 1, 2008(a) through December 31, 2008

Net asset value, beginning of period	$9.97	$8.86	$6.07		$10.52

From Investment Operations
Net investment income(b)	0.17	0.12	0.16		0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.38)	1.15	2.70		(4.42)

Net increase (decrease) in net asset value from investment operations	(1.21)	1.27	2.86		(4.39)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)	(0.17)	(0.08)		(0.08)
Distributions from net realized gain on investments	(0.01)	—	—		—

Total Dividends and Distributions	(0.12)	(0.17)	(0.08)		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.01	0.01		0.02

Net asset value, end of period	$8.65	$9.97	$8.86		$6.07

Total Return
Total investment return based on net asset value(c)	(12.07)%	14.44%	47.24%		(41.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,868	$72,366	$64,512		$63,086
Ratio of net expenses to average net assets, after waiver	0.84%	0.86%	0.93	%(d)	0.90	%*(d)
Ratio of net expenses to average net assets, before waiver	0.84%	0.86%	0.94	%(d)	1.05	%*(d)
Ratio of net investment income to average net assets	1.72%	1.36%	2.17%		1.14	%*
Portfolio turnover rate	11%	24%	17%		71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.90% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Period February 7, 2008(a) through December 31, 2008

Net asset value, beginning of period	$9.95	$8.84	$6.07		$10.00

From Investment Operations
Net investment income(b)	0.16	0.13	0.09		0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.36)	1.15	2.80		(4.03)

Net increase (decrease) in net asset value from investment operations	(1.20)	1.28	2.89		(3.87)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.12)	(0.18)	(0.13)		(0.08)
Distributions from net realized gain on investments	(0.01)	—	—		—

Total Dividends and Distributions	(0.13)	(0.18)	(0.13)		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.01	0.01		0.02

Net asset value, end of period	$8.63	$9.95	$8.84		$6.07

Total Return
Total investment return based on net asset value(c)	(11.94)%	14.65%	47.76%		(38.51)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$831,065	$447,232	$214,722		$50,756
Ratio of net expenses to average net assets, after waiver	0.67%	0.68%	0.70	%(d)	0.72	%*(d)
Ratio of net expenses to average net assets, before waiver	0.67%	0.68%	0.70	%(d)	0.94	%*(d)
Ratio of net investment income to average net assets	1.74%	1.43%	1.12%		1.84	%*
Portfolio turnover rate	11%	24%	17%		71%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.72% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford International Equity Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2011	For the Period September 1, 2010(a) through December 31, 2010

Net asset value, beginning of period	$10.06	$8.53

From Investment Operations
Net investment income(b)	0.17	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.37)	1.69

Net increase (decrease) in net asset value from investment operations	(1.20)	1.71

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.19)
Distributions from net realized gain on investments	(0.01)	—

Total Dividends and Distributions	(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.01

Net asset value, end of period	$8.73	$10.06

Total Return
Total investment return based on net asset value(c)	(11.85)%	20.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,327	$154,209
Ratio of net expenses to average net assets	0.60%	0.61%*
Ratio of net investment income to average net assets	1.75%	0.76%*
Portfolio turnover rate	11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford International Equity Fund

Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2011	For the Period July 30, 2010(a) through December 31, 2010

Net asset value, beginning of period	$10.28	$9.00

From Investment Operations
Net investment income(b)	0.20	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.43)	1.42

Net increase (decrease) in net asset value from investment operations	(1.23)	1.46

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.19)
Distributions from net realized gain on investments	(0.01)	—

Total Dividends and Distributions	(0.14)	(0.19)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.01

Net asset value, end of period	$8.92	$10.28

Total Return
Total investment return based on net asset value(c)	(11.86)%	16.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,024	$20,955
Ratio of net expenses to average net assets	0.56%	0.58%*
Ratio of net investment income to average net assets	2.03%	0.97%*
Portfolio turnover rate	11%	24%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2011 (unaudited)	Baillie Gifford EAFE Fund

	Value	% of Total Net Assets

Aerospace/Defense	$64,974,498	3.9%
Apparel	75,517,174	4.5
Auto Manufacturers	16,454,148	1.0
Banks	187,290,622	11.2
Beverages, Food & Tobacco	99,151,731	5.9
Biotechnology	29,734,947	1.8
Chemicals	47,557,345	2.8
Commercial Services	29,256,315	1.7
Construction & Building Materials	43,653,343	2.6
Cosmetics/Personal Care	41,527,021	2.5
Distribution/Wholesale	7,720,583	0.5
Diversified Financial Services	56,227,500	3.4
Diversified Industrials	41,913,587	2.5
Electronic & Electrical Equipment	43,233,307	2.6
Energy - Alternate Sources	13,946,539	0.8
Engineering & Machinery	138,739,709	8.3
Healthcare - Products	22,082,568	1.3
Insurance	39,131,142	2.3
Internet	195,756,616	11.7
Investment Companies	696,453	0.0
Media & Photography	8,069,076	0.5
Mining & Metals	88,893,558	5.3
Motorcycles	12,568,000	0.8
Office/Business Equipment	29,282,479	1.8
Oil & Gas	85,690,010	5.1
Pharmaceuticals	43,246,924	2.6
Retailers - General	116,038,852	6.9
Semiconductors	63,870,487	3.8
Toys/Games/Hobbies	6,219,333	0.4
Travel & Leisure	7,943,668	0.5

Total Value of Investments	1,656,387,535	99.0
Other assets less liabilities	17,236,791	1.0

Net Assets	$1,673,624,326	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2011	Baillie Gifford EAFE Fund

	Shares	Value

COMMON STOCKS - 96.5%
AUSTRALIA - 6.4%
Brambles Ltd.	4,007,030	$29,256,315
Fortescue Metals Group Ltd.	6,378,224	27,901,538
Woodside Petroleum Ltd.	929,975	29,111,037
Woolworths Ltd.	789,720	20,270,791

		106,539,681

BRAZIL - 1.9%
B2W Companhia Global do Varejo	170,000	820,265
BM&F Bovespa SA	2,831,600	14,877,191
OGX Petroleo e Gas Participacoes SA (a)	2,103,500	15,359,694

		31,057,150

CHILE - 0.6%
Sociedad Quimica y Minera de Chile SA ADR	182,700	9,838,395

CHINA - 10.7%
Baidu, Inc. ADR (a)	719,400	83,788,518
China Merchants Bank Co., Ltd., Class H	7,685,500	15,444,687
CNOOC Ltd.	6,201,000	10,812,960
Hong Kong Exchanges and Clearing Ltd.	1,209,000	19,237,604
Li & Fung Ltd.	4,190,000	7,720,583
Ports Design Ltd.	1,473,500	2,222,317
Tencent Holdings Ltd.	1,961,000	39,265,827

		178,492,496

DENMARK - 3.0%
Novo Nordisk A/S, B Shares	222,497	25,561,172
Novozymes A/S, B Shares	677,090	20,859,780
Vestas Wind Systems A/S (a)	433,940	4,667,067

		51,088,019

FRANCE - 6.0%
Compagnie Generale d’Optique Essillor International SA	313,266	22,082,568
L’Oreal SA	325,646	33,915,875
PPR	307,626	43,910,210

		99,908,653

GERMANY - 4.7%
Adidas AG	488,261	31,723,746
Aixtron SE NA	826,231	10,500,694
Axel Springer AG	188,034	8,069,076
HeidelbergCement AG	275,042	11,649,232
SMA Solar Technology AG	166,480	9,279,472
TUI AG (a)	1,280,627	7,943,668

		79,165,888

INDIA - 0.7%
Housing Development Finance Corp.	744,200	9,126,882
Reliance Capital Ltd.	624,200	2,757,266

		11,884,148

IRELAND - 0.5%
James Hardie Industries SE CDI	1,242,501	8,662,239

ISRAEL - 1.1%
Teva Pharmaceutical Industries Ltd. ADR	438,200	17,685,752

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford EAFE Fund

	Shares	Value

JAPAN - 11.4%
Canon, Inc.	665,400	$29,282,479
Gree, Inc.	533,400	18,336,306
Hoya Corp.	675,000	14,511,905
Kyocera Corp.	91,200	7,313,659
Nintendo Co., Ltd.	45,300	6,219,334
Rakuten, Inc. (a)	50,533	54,365,965
Rohm Co., Ltd.	159,700	7,426,206
SMC Corp.	187,900	30,230,432
Yamada Denki Co., Ltd.	144,010	9,809,849
Yamaha Motor Co., Ltd.	993,700	12,568,000

		190,064,135

LUXEMBOURG - 0.5%
Oriflame Cosmetics SA	241,659	7,611,146
Reinet Investments SCA (a)	39,281	696,453

		8,307,599

PERU - 0.7%
Credicorp Ltd.	109,245	11,959,050

SINGAPORE - 0.6%
Singapore Exchange Ltd.	2,164,000	10,228,557

SOUTH AFRICA - 0.4%
Impala Platinum Holdings Ltd.	344,800	7,138,704

SOUTH KOREA - 1.4%
Celltrion, Inc. (a)	281,207	8,875,167
Samsung Electronics Co., Ltd.	15,200	13,981,537

		22,856,704

SPAIN - 4.7%
Banco Santander SA	4,605,502	34,792,882
Inditex SA	536,456	43,793,428

		78,586,310

SWEDEN - 8.3%
Alfa Laval AB	1,146,004	21,642,796
Atlas Copco AB, A Shares	2,894,744	62,024,264
Sandvik AB	1,844,043	22,544,285
Svenska Handelsbanken AB, A Shares	1,264,043	33,124,976

		139,336,321

SWITZERLAND - 7.9%
ABB Ltd. (a)	1,274,374	23,940,728
Compagnie Financiere Richemont SA, Br A	814,169	40,954,912
Geberit AG (a)	121,432	23,341,872
Swatch Group AG (The)	18,818	7,004,384
Syngenta AG (a)	128,361	37,718,950

		132,960,846

TAIWAN - 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,094,606	14,131,364

TURKEY - 1.5%
Turkiye Garanti Bankasi A/S	8,060,606	25,059,348

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2011	Baillie Gifford EAFE Fund

	Shares	Value

UNITED KINGDOM - 22.7%
ARM Holdings PLC	4,251,000	$39,238,429
BG Group Plc.	1,194,251	25,513,352
BHP Billiton Plc.	1,842,055	53,853,316
British American Tobacco Plc.	912,659	43,296,557
Meggitt Plc.	4,896,999	26,805,047
Prudential Plc.	3,955,000	39,131,142
Rolls-Royce Holdings Plc. (a)	3,296,701	38,169,451
SABMiller Plc.	749,000	26,332,067
Signet Jewelers Ltd.	260,659	11,316,915
Standard Chartered Plc.	2,113,480	46,226,786
TESCO Plc.	4,718,570	29,523,107

		379,406,169

Total Common Stocks (cost $1,511,434,306)		1,614,357,528

PREFERRED STOCKS - 2.5%
BRAZIL - 1.5%
Itau Unibanco Holding SA ADR	1,114,380	20,682,893
Petroleo Brasileiro SA ADR	208,300	4,892,967

		25,575,860

GERMANY - 1.0%
Porsche Automobil Holding SE	308,217	16,454,147

Total Preferred Stocks (cost $44,747,747)		42,030,007

TOTAL INVESTMENTS – 99.0% (cost $1,556,182,053)		1,656,387,535
Other assets less liabilities - 1.0%		17,236,791

NET ASSETS - 100.0%		$1,673,624,326

(a) Non-income producing security.
ADR - American Depositary Receipt.
CDI – Chess Depository Interest.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,556,182,053)	$1,656,387,535
Cash	17,863,048
Foreign cash, at value (cost $1,062,995)	1,051,782
Dividends receivable	1,241,352
Receivable for investments sold	1,131,838
Tax reclaims receivable	1,018,506
Other assets	7,139

Total Assets	1,678,701,200

LIABILITIES
Distributions payable	2,820,690
Management fee payable	1,016,001
Servicing fee payable	943,609
Accrued expenses	296,574

Total Liabilities	5,076,874

NET ASSETS	$1,673,624,326

COMPOSITION OF NET ASSETS
Paid-in capital	$1,625,887,277
Distributions in excess of net investment income	(20,363,165)
Accumulated net realized loss on investments and foreign currency transactions	(32,115,430)
Net unrealized appreciation in value of investments and foreign currencies	100,215,644

$1,673,624,326

NET ASSET VALUE, PER SHARE

Class 1 ($19,879,648 / 2,359,545 shares outstanding), unlimited authorized, no par value	$8.43

Maximum Purchase Price Per Share (Note D)	$8.45

Minimum Redemption Price Per Share (Note D)	$8.42

Class 2 ($682,295,374 / 81,222,582 shares outstanding), unlimited authorized, no par value	$8.40

Maximum Purchase Price Per Share (Note D)	$8.42

Minimum Redemption Price Per Share (Note D)	$8.39

Class 3 ($502,186,814 / 59,673,074 shares outstanding), unlimited authorized, no par value	$8.42

Maximum Purchase Price Per Share (Note D)	$8.44

Minimum Redemption Price Per Share (Note D)	$8.41

Class 4 ($469,262,490 / 55,650,843 shares outstanding), unlimited authorized, no par value	$8.43

Maximum Purchase Price Per Share (Note D)	$8.45

Minimum Redemption Price Per Share (Note D)	$8.42

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011	Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,793,697)	$32,730,338
Interest	518

Total Investment Income	32,730,856

EXPENSES
Management fee (Note B)	4,251,152
Shareholder Servicing fees - Class 1 Shares (Note B)	99,209
Shareholder Servicing fees - Class 2 Shares (Note B)	2,084,339
Shareholder Servicing fees - Class 3 Shares (Note B)	874,779
Shareholder Servicing fees - Class 4 Shares (Note B)	810,273
Fund Accounting	848,672
Custody	303,672
Legal	179,524
Trustees’ fees	37,896
Professional fees	36,409
Transfer Agency	33,329
Insurance	16,335
Miscellaneous	15,948

Total Expenses	9,591,537

Net Investment Income	23,139,319

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	5,711,479
Foreign currency transactions	138,821

5,850,300

Net change in unrealized depreciation on:
Investments	(257,554,143)
Translation of assets and liabilities in foreign currencies	(31,282)

(257,585,425)

Net realized and unrealized loss on investments and foreign currency transactions	(251,735,125)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(228,595,806)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,139,319	$14,393,740
Net realized gain (loss) from investments and foreign currency transactions	5,850,300	(7,567,912)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(257,585,425)	215,116,306

Net increase (decrease) in net assets from operations	(228,595,806)	221,942,134

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(346,240)	(352,363)
Class 2	(13,101,782)	(13,025,637)
Class 3	(10,003,634)	(2,057,412)
Class 4	(9,427,671)	(7,188,225)

Total Dividends	(32,879,327)	(22,623,637)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	51,397,000
Class 2	80,411,056	421,789,035
Class 3	455,761,252	124,954,270
Class 4	49,900,000	29,940,000
Purchase premiums:
Class 1	9,732	45,179
Class 2	340,633	453,389
Class 3	198,341	69,127
Class 4	210,125	297,723
Redemption fees:
Class 1	721	1,369
Class 2	25,164	12,409
Class 3	14,429	1,217
Class 4	15,257	8,149
Dividends reinvested:
Class 1	346,240	352,363
Class 2	11,867,864	10,917,409
Class 3	8,388,124	2,057,412
Class 4	9,427,671	7,188,225
Cost of shares redeemed:
Class 1	—	(83,366,730)
Class 2	(234,455,958)	(122,918,227)
Class 3	(10,015,023)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	372,445,628	443,199,319

Total Increase in Net Assets	110,970,495	642,517,816

NET ASSETS
Beginning of year	1,562,653,831	920,136,015

End of year (including distributions in excess of net investment income of $20,363,165 and $10,810,628, respectively)	$1,673,624,326	$1,562,653,831

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Fund

Selected data for a Class 1 Share outstanding throughout each period:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$9.73		$8.47	$6.01

From Investment Operations
Net investment income(b)	0.11		0.14	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.26)		1.23	2.36

Net increase (decrease) in net asset value from investment operations	(1.15)		1.37	2.48

Dividends to Shareholders
Dividends from net investment income	(0.15)		(0.12)	(0.03)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)	0.01	0.01

Net asset value, end of period	$8.43		$9.73	$8.47

Total Return
Total investment return based on net asset value(d)	(11.82)%		16.36%	41.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,880		$22,567	$41,798
Ratio of net expenses to average net assets	0.78%		0.79%	0.84	%*(e)
Ratio of net investment income to average net assets	1.16%		1.52%	1.61	%*
Portfolio turnover rate	11%		13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.98% for Class 1 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009		For the Period March 6, 2008(a) through December 31, 2008

Net asset value, beginning of period	$9.70		$8.44	$5.85		$10.00

From Investment Operations
Net investment income(b)	0.13		0.10	0.07		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)		1.29	2.60		(4.20)

Net increase (decrease) in net asset value from investment operations	(1.14)		1.39	2.67		(4.10)

Dividends to Shareholders
Dividends from net investment income	(0.16)		(0.14)	(0.09)		(0.07)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)	0.01	0.01		0.02

Net asset value, end of period	$8.40		$9.70	$8.44		$5.85

Total Return
Total investment return based on net asset value(d)	(11.70)%		16.60%	45.75%		(40.79)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$682,295		$923,723	$499,797		$86,508
Ratio of net expenses to average net assets	0.60%		0.62%	0.65	%(e)	0.75	%*(e)
Ratio of net investment income to average net assets	1.33%		1.14%	0.95%		1.75	%*
Portfolio turnover rate	11%		13%	9%		16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.80% for Class 2 Shares.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (continued)	Baillie Gifford EAFE Fund

Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2011		For the Period April 19, 2010(c) through December 31, 2010	For the Period January 1, 2009 through January 5, 2009(b)		For the Period April 28, 2008(a) through December 31, 2008

Net asset value, beginning of period	$9.72		$8.87	$5.86		$10.67

From Investment Operations
Net investment income(d)	0.13		0.08	(0.00	)(e)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.26)		0.91	0.17		(4.85)

Net increase (decrease) in net asset value from investment operations	(1.13)		0.99	0.17		(4.76)

Dividends to Shareholders
Dividends from net investment income	(0.17)		(0.15)	—		(0.08)

Proceeds from Purchase Premiums and Redemption Fees(d)	(0.00	)(e)	0.01	—		0.03

Net asset value, end of period	$8.42		$9.72	$6.03	(b)	$5.86

Total Return
Total investment return based on net asset value(f)	(11.61)%		11.25%	2.90%		(44.37)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$502,187		$139,344	$—	(b)	$224,557
Ratio of net expenses to average net assets	0.54%		0.56%*	0.57	%*	0.67%*
Ratio of net investment income to average net assets	1.35%		1.26%*	(0.21	)%*	1.85%*
Portfolio turnover rate	11%		13%	9%		16%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Class has no shareholders from January 6, 2009 to April 18, 2010. All shares of this class were redeemed at $6.03 on January 5, 2009. New shares were issued at $8.87 on April 19, 2010.
(c)	Recommencement of investment operations.
(d)	Calculated based upon average shares outstanding during the period.
(e)	Rounds to less than $0.005 per share.
(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford EAFE Fund

Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Period January 2, 2009(a) through December 31, 2009

Net asset value, beginning of period	$9.74		$8.47	$6.03

From Investment Operations
Net investment income(b)	0.13		0.12	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)		1.29	2.41

Net increase (decrease) in net asset value from investment operations	(1.14)		1.41	2.52

Dividends to Shareholders
Dividends from net investment income	(0.17)		(0.15)	(0.09)

Proceeds from Purchase Premiums and Redemption Fees(b)	(0.00	)(c)	0.01	0.01

Net asset value, end of period	$8.43		$9.74	$8.47

Total Return
Total investment return based on net asset value(d)	(11.67)%		16.77%	41.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$469,262		$477,020	$378,541
Ratio of net expenses to average net assets	0.50%		0.52%	0.55	%*(e)
Ratio of net investment income to average net assets	1.41%		1.38%	1.67	%*
Portfolio turnover rate	11%		13%	9%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)

Baillie Gifford Overseas Limited had contractually agreed to waive its fees and/or bear other expenses through March 31, 2009 to the extent that such Fund’s total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceeded 0.70% for Class 4 Shares.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2011 (unaudited)	Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets

Apparel	$3,773,691	2.4%
Auto Manufacturers	3,019,036	2.0
Banks	13,442,855	8.7
Beverages, Food & Tobacco	12,579,311	8.2
Biotechnology	2,674,022	1.7
Chemicals	2,387,417	1.5
Commercial Services	3,810,800	2.5
Construction & Building Materials	1,713,272	1.1
Cosmetics/Personal Care	2,488,485	1.6
Distribution/Wholesale	2,601,781	1.7
Diversified Financial Services	3,648,378	2.4
Diversified Industrials	2,797,033	1.8
Electronic & Electrical Equipment	6,615,305	4.3
Engineering & Machinery	13,993,113	9.1
Entertainment	3,285,142	2.1
Food Producers & Processors	6,728,961	4.4
Healthcare - Products	6,071,804	3.9
Insurance	1,635,432	1.1
Internet	6,602,348	4.3
Investment Companies	3,850,617	2.5
Media & Photography	2,889,203	1.9
Mining & Metals	5,737,478	3.7
Motorcycles	996,637	0.6
Office/Business Equipment	702,681	0.5
Oil & Gas	15,577,590	10.1
Pharmaceuticals	8,033,092	5.2
Retailers - General	5,801,949	3.8
Semiconductors	3,080,334	2.0
Software	626,210	0.4
Telecommunication Services	971,138	0.6
Toys/Games/Hobbies	1,933,025	1.3
Travel & Leisure	121,680	0.1

Total Value of Investments	150,189,820	97.5
Other assets less liabilities	3,814,351	2.5

Net Assets	$154,004,171	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2011	Baillie Gifford EAFE Choice Fund

	Shares	Value

COMMON STOCKS - 96.4%
AUSTRALIA - 6.9%
Aristocrat Leisure Ltd.	724,345	$1,626,864
Billabong International Ltd.	429,714	777,438
Brambles Ltd.	258,106	1,884,495
Cochlear Ltd.	54,781	3,479,195
Seek Ltd.	261,347	1,515,316
Woolworths Ltd.	49,222	1,263,446

		10,546,754

BELGIUM - 1.7%
Colruyt SA	28,520	1,077,452
Groupe Bruxelles Lambert SA	23,053	1,533,587

		2,611,039

BERMUDA - 2.5%
Cafe de Coral Holdings Ltd.	758,000	1,735,348
Seadrill Ltd.	64,046	2,135,874

		3,871,222

CHINA - 3.0%
BOC Hong Kong Holdings Ltd.	476,000	1,123,193
Hong Kong Exchanges and Clearing Ltd.	56,700	902,210
Li & Fung Ltd.	1,412,000	2,601,781

		4,627,184

DENMARK - 5.1%
Carlsberg A/S, B Shares	45,979	3,237,545
Jyske Bank A/S (a)	45,775	1,122,241
Novo Nordisk A/S, B Shares	15,898	1,826,413
Novozymes A/S, B Shares	53,070	1,634,980

		7,821,179

FINLAND - 2.2%
Kone Oyj, B Shares	47,295	2,448,475
Nokia Oyj	201,447	971,138

		3,419,613

FRANCE - 3.9%
BioMerieux	17,895	1,277,199
Legrand SA	45,867	1,469,148
Neopost SA	10,449	702,681
Total SA	51,298	2,617,622

		6,066,650

GERMANY - 1.7%
Adidas AG	21,758	1,413,681
Celesio AG	74,159	1,173,040

		2,586,721

INDIA - 0.8%
Mahindra & Mahindra Ltd. GDR	96,122	1,225,556

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford EAFE Choice Fund

	Shares	Value

JAPAN - 14.7%
Asahi Group Holdings Ltd.	103,500	$2,270,468
Fast Retailing Co., Ltd.	8,700	1,582,572
Inpex Corp.	275	1,731,463
Kao Corp.	91,200	2,488,485
MS&AD Insurance Group Holdings, Inc.	88,600	1,635,432
Namco Bandai Holdings, Inc.	136,200	1,933,025
Olympus Corp.	106,200	1,395,988
Rakuten, Inc. (a)	1,480	1,592,259
Rohm Co., Ltd.	24,800	1,153,224
Sankyo Co., Ltd.	32,800	1,658,278
Shimano, Inc.	2,500	121,680
SMC Corp.	9,500	1,528,415
THK Co., Ltd.	96,600	1,902,800
Trend Micro, Inc. (a)	21,000	626,210
Yamaha Motor Co., Ltd.	78,800	996,637

		22,616,936

KAZAKHSTAN - 0.8%
KazMunaiGas Exploration Production GDR Reg S	81,350	1,232,697

NETHERLANDS - 0.9%
QIAGEN NV (a)	95,538	1,315,410

SINGAPORE - 2.2%
DBS Group Holdings Ltd.	100,000	887,628
United Overseas Bank Ltd.	210,163	2,473,313

		3,360,941

SOUTH AFRICA - 1.8%
Clicks Group Ltd. (a)	272,045	1,557,848
Lonmin Plc.	83,311	1,269,351

		2,827,199

SOUTH KOREA - 1.0%
Samsung Electronics Co., Ltd. GDR	3,250	1,492,404

SPAIN - 2.2%
Corporacion Financiera Alba	33,976	1,324,462
Distribuidora Internacional de Alimentacion SA (a)	458,467	2,063,954

		3,388,416

SWEDEN - 7.5%
Atlas Copco AB, B Shares	203,585	3,853,906
Investor AB, B Shares	135,824	2,526,155
Scania AB, B Shares	121,500	1,793,480
Svenska Handelsbanken AB, A Shares	131,543	3,447,160

		11,620,701

SWITZERLAND - 9.6%
Geberit AG (a)	8,913	1,713,272
Nestle SA	72,502	4,163,320
Roche Holding AG - Genusschein	29,764	5,033,639
Schindler Holding AG, Participating Certificates	20,895	2,428,833
UBS AG (a)	126,172	1,496,739

		14,835,803

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford EAFE Choice Fund

	Shares	Value

TAIWAN - 1.6%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	154,607	$846,582
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	123,000	1,587,930

		2,434,512

TURKEY - 1.3%
Turkiye Garanti Bankasi A/S	649,009	2,017,682

UNITED KINGDOM - 21.6%
AMEC Plc.	66,321	934,016
ASOS Plc. (a)	74,239	1,424,530
BG Group Plc.	100,033	2,137,052
BHP Billiton Plc.	99,000	2,894,310
Cairn Energy Plc. (a)	326,230	1,341,220
Hargreaves Lansdown Plc.	187,000	1,249,429
Imperial Tobacco Group Plc.	68,200	2,580,704
Intertek Group Plc.	61,000	1,926,305
John Wood Group Plc.	261,832	2,604,355
Johnson Matthey Plc.	83,793	2,387,417
Kazakhmys Plc.	109,000	1,573,817
Mitchells & Butlers Plc. (a)	394,334	1,431,301
Pearson Plc.	81,600	1,531,513
Reed Elsevier Plc.	168,656	1,357,690
Rightmove Plc.	107,148	2,070,243
Standard Chartered Plc.	66,512	1,454,774
Unilever Plc.	76,509	2,565,641
Weir Group Plc. (The)	58,000	1,830,684

		33,295,001

UNITED STATES - 3.4%
Central European Distribution Corp. (a)	150,495	658,416
Coca-Cola Enterprises, Inc.	68,589	1,768,224
Mettler-Toledo International, Inc. (a)	11,850	1,750,363
Protalix BioTherapeutics, Inc. (a)	210,759	1,039,042

		5,216,045

Total Common Stocks (cost $168,265,852)		148,429,665

PREFERRED STOCKS - 1.1%
BRAZIL - 1.1%
Itau Unibanco Holding SA ADR	49,400	916,864
Petroleo Brasileiro SA ADR	35,900	843,291

Total Preferred Stocks (cost $2,275,120)		1,760,155

TOTAL INVESTMENTS - 97.5%
(cost $170,540,972)		150,189,820
Other assets less liabilities - 2.5%		3,814,351

NET ASSETS - 100.0%		$154,004,171

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2011	Baillie Gifford EAFE Choice Fund

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $170,540,972)	$150,189,820
Cash	3,361,256
Foreign cash, at value (cost $375,875)	374,579
Tax reclaims receivable	181,044
Dividends receivable	113,572
Other assets	779

Total Assets	154,221,050

LIABILITIES
Servicing fee payable	99,458
Management fee payable	84,208
Accrued expenses	33,213

Total Liabilities	216,879

NET ASSETS	$154,004,171

COMPOSITION OF NET ASSETS
Paid-in capital	$178,402,890
Distributions in excess of net investment income	(456,421)
Accumulated net realized loss on investments and foreign currency transactions	(3,589,769)
Net unrealized depreciation in value of investments and foreign currencies	(20,352,529)

$154,004,171

NET ASSET VALUE, PER SHARE

Class 2 ($115,242,271 / 12,188,909 shares outstanding),
unlimited authorized, no par value	$9.45

Maximum Purchase Price Per Share (Note D)	$9.47

Minimum Redemption Price Per Share (Note D)	$9.44

Class 4 ($38,761,900 / 4,032,673 shares outstanding),
unlimited authorized, no par value	$9.61

Maximum Purchase Price Per Share (Note D)	$9.63

Minimum Redemption Price Per Share (Note D)	$9.60

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011	Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $295,935)	$3,932,986
Interest	457

Total Investment Income	3,933,443

EXPENSES
Management fee (Note B)	358,803
Shareholder Servicing fees - Class 2 Shares (Note B)	256,412
Shareholder Servicing fees - Class 3 Shares (Note B)	35,521
Shareholder Servicing fees - Class 4 Shares (Note B)	51,423
Fund Accounting	106,518
Custody	36,068
Legal	13,304
Transfer Agency	11,406
Professional fees	5,942
Trustees’ fees	3,476
Insurance	1,782
Miscellaneous	45

Total Expenses	880,700

Net Investment Income	3,052,743

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(946,449)
Foreign currency transactions	(165,155)

(1,111,604)

Net change in unrealized depreciation on:
Investments	(30,552,556)
Translation of assets and liabilities in foreign currencies	(17,161)

(30,569,717)

Net realized and unrealized loss on investments and foreign currency transactions	(31,681,321)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(28,628,578)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,052,743	$1,183,182
Net realized gain (loss) from investments and foreign currency transactions	(1,111,604)	146,001
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(30,569,717)	9,725,912

Net increase (decrease) in net assets from operations	(28,628,578)	11,055,095

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(2,470,163)	(578,172)
Class 3	—	(717,647)
Class 4	(857,019)	—
Capital gains:
Class 2	(1,996,170)	—
Class 4	(660,614)	—

Total Dividends and Distributions	(5,983,966)	(1,295,819)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	94,603,761	41,317,200
Class 3	12,974,210	50,906,024
Class 4	85,142,331	—
Purchase premiums:
Class 2	112,132	53,804
Class 3	15,513	58,067
Class 4	48,523	—
Redemption fees:
Class 2	46,700	—
Class 3	2,949	—
Class 4	14,196	—
Dividends and distributions reinvested:
Class 2	4,466,333	578,172
Class 3	—	717,647
Class 4	1,517,633	—
Cost of shares redeemed:
Class 2	(3,204,807)	(31,435,095)
Class 3	(70,172,331)	—
Class 4	(39,359,248)	—

Increase in Net Assets from Transactions in Shares of Beneficial Interest	86,207,895	62,195,819

Total Increase in Net Assets	51,595,351	71,955,095

NET ASSETS
Beginning of year	102,408,820	30,453,725

End of year (including distributions in excess of net investment income of $456,421 and $205,045, respectively)	$154,004,171	$102,408,820

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford EAFE Choice Fund

Selected data for a Class 2 Shares outstanding throughout each period:

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010(a)	For the Period December 17, 2009(b) through December 31, 2009

Net asset value, beginning of period	$11.24	$10.15	$10.00

From Investment Operations
Net investment income(c)	0.21	0.13	0.00	(d)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.64)	1.37	0.15

Net increase (decrease) in net asset value from investment operations	(1.43)	1.50	0.15

Change in NAV During Period of Inactivity(a)	—	(0.28)	—

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.21)	(0.14)	0.00	(d)
Distributions from net realized gain on investments	(0.17)	—	—

Total Dividends and Distributions	(0.38)	(0.14)	0.00	(d)

Proceeds from Purchase Premiums and Redemption Fees(c)	0.02	0.01	—

Net asset value, end of period	$9.45	$11.24	$10.15

Total Return
Total investment return based on net asset value(e)	(12.54)%	15.22%	1.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115,242	$46,487	$30,454
Ratio of net expenses to average net assets	0.65%	0.71%*	0.82	%*
Ratio of net investment income to average net assets	1.97%	1.53%*	0.41	%*
Portfolio turnover rate	46%	20%	0%

*	Annualized.
(a)

For the period January 1, 2010 to January 15, 2010 and March 25, 2010 to December 31, 2010. Class had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 19, 2010. New shares were issued at $10.20 on March 25, 2010.

(b)	Commencement of investment operations.
(c)	Calculated based upon average shares outstanding during the period.
(d)	Amount is less than $0.005.
(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Baillie Gifford EAFE Choice Fund

Selected data for a Class 4 Share outstanding throughout the period:

For the Period April 19, 2011(a) through December 31, 2011

Net asset value, beginning of period	$11.66

From Investment Operations
Net investment income(b)	0.19
Net realized and unrealized loss on investments and foreign currency transactions	(1.87)

Net decrease in net asset value from investment operations	(1.68)

Dividends and Distributions to Shareholders
Dividends from net investment income	(0.22)
Distributions from net realized gain on investments	(0.17)

Total Dividends and Distributions	(0.39)

Proceeds from Purchase Premiums and Redemption Fees(b)	0.02

Net asset value, end of period	$9.61

Total Return
Total investment return based on net asset value(c)	(14.23)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,762
Ratio of net expenses to average net assets	0.55%*
Ratio of net investment income to average net assets	2.44%*
Portfolio turnover rate	46%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2011 (unaudited)	Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets

Advertising	$2,672,079	0.7%
Aerospace/Defense	2,095,328	0.6
Auto Manufacturers	11,826,817	3.2
Banks	50,541,139	13.5
Computers	3,005,714	0.8
Construction & Building Materials	12,571,502	3.4
Diversified Financial Services	11,399,075	3.0
Diversified Industrials	4,469,902	1.2
Electronic & Electrical Equipment	49,120,578	13.1
Engineering & Construction	1,953,691	0.5
Food Producers & Processors	5,453,545	1.5
Holding Companies-Diversified	5,597,137	1.5
Insurance	19,222,333	5.1
Internet	12,914,565	3.5
Investment Companies	4,884,469	1.3
Media & Photography	6,696,374	1.8
Mining & Metals	57,038,366	15.3
Motorcycles	3,639,453	1.0
Oil & Gas	65,227,944	17.5
Real Estate	3,380,755	0.9
Retailers - General	17,409,785	4.7
Telecommunication Services	3,525,600	0.9
Transportation	10,543,801	2.8

Total Value of Investments	365,189,952	97.8
Other assets less liabilities	8,242,366	2.2

Net Assets	$373,432,318	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
December 31, 2011	Baillie Gifford Emerging Markets Fund

	Shares	Value

COMMON STOCKS - 88.8%
ARGENTINA - 0.7%
MercadoLibre, Inc.	34,700	$2,760,038

AUSTRALIA - 0.5%
African Petroleum Corp., Ltd. (a)	4,847,300	1,983,124

BRAZIL - 5.1%
Embraer SA ADR	83,082	2,095,328
Petroleo Brasileiro SA ADR	208,700	5,186,195
Vale SA ADR	554,200	11,887,590

		19,169,113

CANADA - 2.7%
First Quantum Minerals Ltd.	240,300	4,729,340
Niko Resources Ltd.	111,000	5,254,999

		9,984,339

CHINA - 16.5%
Baidu, Inc. ADR (a)	57,100	6,650,437
Bank of China Ltd., Class H	11,320,200	4,151,079
China Construction Bank Corp., Class H	5,871,290	4,078,261
China National Building Material Co., Ltd., Class H	2,118,000	2,388,106
China Railway Construction Corp., Ltd., Class H	6,744,500	3,700,265
China Shenhua Energy Co., Ltd., Class H	2,329,000	10,071,223
China Taiping Insurance Holdings Co., Ltd. (a)	1,300,000	2,404,303
CNOOC Ltd.	2,871,000	5,006,291
CSR Corp., Ltd., Class H	6,851,000	3,897,674
Focus Media Holding Ltd. ADR (a)	137,100	2,672,079
Hang Lung Properties Ltd.	1,191,000	3,380,755
Ping An Insurance Co. of China Ltd., Class H	644,000	4,225,138
Tencent Holdings Ltd.	175,000	3,504,090
Want Want China Holdings Ltd.	5,475,000	5,453,545

		61,583,246

EGYPT - 0.4%
Commercial International Bank Egypt SAE	210,181	653,638
Egyptian Financial Group - Hermes Holding SAE (a)	559,492	936,826

		1,590,464

GUERNSEY - 0.5%
Chariot Oil & Gas Ltd. (a)	1,032,799	1,708,393

INDIA - 4.2%
ACC Ltd.	120,700	2,582,361
GAIL India Ltd.	321,310	2,318,991
Hero Motocorp Ltd.	101,500	3,639,453
Housing Development Finance Corp.	356,700	4,374,575
Infrastructure Development Finance Co., Ltd.	1,579,000	2,719,984

		15,635,364

INDONESIA - 5.4%
Astra International Tbk PT	609,500	4,966,874
Bank Rakyat Indonesia Persero Tbk PT	5,578,000	4,146,256
Bumi Resources Tbk PT	20,300,000	4,850,216
Semen Gresik Persero Tbk PT	3,091,500	3,900,770
Tambang Batubara Bukit Asam Tbk PT	1,185,000	2,263,149

		20,127,265

IRELAND - 1.6%
Kenmare Resources Plc. (a)	8,181,115	5,854,747

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford Emerging Markets Fund

	Shares	Value

MALAYSIA - 1.0%
Public Bank Bhd	277,200	$1,169,482
Public Bank Bhd - Foreign Market	634,900	2,642,982

		3,812,464

MEXICO - 2.5%
America Movil SAB de CV, Series L ADR	156,000	3,525,600
Wal-Mart de Mexico SAB de CV, Series V	2,075,660	5,696,846

		9,222,446

PERU - 1.1%
Credicorp Ltd.	37,100	4,061,337

RUSSIA - 4.7%
Gazprom OAO ADR	354,850	3,780,550
NovaTek OAO GDR Reg S	25,600	3,202,438
Petropavlovsk Plc.	214,759	2,055,151
Sberbank of Russia ADR (a)	671,300	6,639,548
X5 Retail Group NV GDR Reg S (a)	87,300	1,989,929

		17,667,616

SOUTH AFRICA - 4.8%
Gold Fields Ltd.	174,090	2,669,475
Impala Platinum Holdings Ltd.	77,900	1,612,834
Lonmin Plc.	306,203	4,665,398
Massmart Holdings Ltd.	103,248	2,157,448
Naspers Ltd., N Shares	153,300	6,696,374

		17,801,529

SOUTH KOREA - 14.5%
Cheil Industries, Inc.	50,900	4,469,901
E-Mart Co., Ltd.	14,410	3,484,489
Hyundai Engineering & Construction Co., Ltd. (a)	31,900	1,953,691
Hyundai Glovis Co., Ltd.	39,800	6,646,127
Hyundai Mobis (a)	27,000	6,859,943
LG Corp.	78,700	4,202,398
LS Corp.	21,100	1,394,739
NHN Corp.	16,400	3,005,714
Samsung Electronics Co., Ltd.	18,250	16,787,043
Samsung Fire & Marine Insurance Co., Ltd.	28,200	5,171,315

		53,975,360

TAIWAN – 8.9%
China Life Insurance Co., Ltd.	9,194,931	7,421,578
Far Eastern Department Stores Ltd.	3,465,329	4,081,073
Hon Hai Precision Industry Co., Ltd.	2,931,945	8,018,095
MediaTek, Inc.	399,680	3,658,272
Taiwan Semiconductor Manufacturing Co., Ltd.	4,101,310	10,247,532

		33,426,550

THAILAND - 2.6%
Bank of Ayudhya PCL NVDR	8,341,000	5,805,568
Siam Commercial Bank PCL	1,048,100	3,862,885

		9,668,453

TURKEY - 0.9%
Turkiye Garanti Bankasi AS	1,085,823	3,375,679

TURKMENISTAN - 3.3%
Dragon Oil Plc.	1,751,815	12,460,513

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2011	Baillie Gifford Emerging Markets Fund

	Shares	Value

UNITED KINGDOM - 6.9%
Evraz Plc. (a)	535,500	$3,116,099
Gulf Keystone Petroleum Ltd. (a)	2,908,401	8,636,562
Kazakhmys Plc.	226,000	3,263,144
Tullow Oil Plc.	495,900	10,774,925

		25,790,730

Total Common Stocks (cost $308,708,376)		331,658,770

PREFERRED STOCKS - 9.0%
BRAZIL - 7.4%
Banco Bradesco SA	352,129	5,805,102
Bradespar SA	127,400	2,164,485
Companhia Energetica de Minas Gerais	257,542	4,593,713
Itau Unibanco Holding SA	227,700	4,149,322
Itausa - Investimentos Itau SA	1,006,652	6,087,674
Petroleo Brasileiro SA	426,600	4,914,963

		27,715,259

SOUTH KOREA - 1.6%
Samsung Electronics Co., Ltd.	10,035	5,815,923

Total Preferred Stocks (cost $25,682,014)		33,531,182

TOTAL INVESTMENTS - 97.8% (cost $334,390,390)		365,189,952
Other assets less liabilities - 2.2%		8,242,366

NET ASSETS - 100.0%		$373,432,318

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
NVDR – Non-Voting Depositary Receipt.
PCL - Public Company Limited.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $334,390,390)	$365,189,952
Cash	7,572,810
Foreign cash, at value (cost $1,085,920)	1,087,575
Dividends receivable	216,187
Receivable for Indian capital gains tax refund	245,986
Other assets	1,849

Total Assets	374,314,359

LIABILITIES
Management fee payable	465,718
Payable for investments purchased	201,175
Servicing fee payable	95,227
Accrued expenses	119,921

Total Liabilities	882,041

NET ASSETS	$373,432,318

COMPOSITION OF NET ASSETS
Paid-in capital	$353,379,672
Distributions in excess of net investment income	(648,079)
Accumulated net realized loss on investments and foreign currency transactions (net of Indian capital gains tax)	(10,099,692)
Net unrealized appreciation in value of investments and foreign currencies	30,800,417

$373,432,318

NET ASSET VALUE, PER SHARE

Class III ($373,432,318 / 25,585,051 shares outstanding),
unlimited authorized, no par value	$14.60

Maximum Purchase Price Per Share (Note D)	$14.68

Minimum Redemption Price Per Share (Note D)	$14.56

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011	Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $757,936)	$7,623,910
Interest	3,309

Total Investment Income	7,627,219

EXPENSES
Management fee (Note B)	2,120,458
Shareholder Servicing fees - Class III Shares (Note B)	427,592
Fund Accounting	267,712
Custody	237,384
Professional fees	35,418
Legal	27,527
Trustees’ fees	9,008
Transfer Agency	8,427
Insurance	4,231
Miscellaneous	253

Total Expenses	3,138,010

Net Investment Income	4,489,209

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments (net of Indian capital gains tax refund $245,986)	(6,414,241)
Foreign currency transactions	(613,294)

(7,027,535)

Net change in unrealized depreciation on:
Investments	(93,254,529)
Translation of assets and liabilities in foreign currencies	(28,343)

(93,282,872)

Net realized and unrealized loss on investments and foreign currency transactions	(100,310,407)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(95,821,198)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,489,209	$2,879,098
Net realized gain (loss) from investments and foreign currency transactions	(7,027,535)	37,258,180
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(93,282,872)	36,100,235

Net increase (decrease) in net assets from operations	(95,821,198)	76,237,513

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class II	—	(305,494)
Class III	—	(12,226,712)
Capital gains:
Class III	(8,786,194)	(11,767,673)

Total Dividends and Distributions	(8,786,194)	(24,299,879)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class III	4,972,500	191,123,814
Purchase premiums:
Class II	—	25,949
Class III	27,500	185,582
Redemption fees:
Class III	11,027	20,050
Dividends and distributions reinvested:
Class II	—	305,494
Class III	8,786,194	23,994,385
Cost of shares redeemed:
Class I	—	(54,124,301)
Class II	—	(51,710,765)
Class III	(4,411,028)	(8,020,050)

Increase in Net Assets from Transactions in Shares of Beneficial Interest	9,386,193	101,800,158

Total Increase (Decrease) in Net Assets	(95,221,199)	153,737,792

NET ASSETS
Beginning of year	468,653,517	314,915,725

End of year (including distributions in excess of net investment income of $648,079 and $6,722,587, respectively)	$373,432,318	$468,653,517

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Emerging Markets Fund

Selected data for a Class III Share outstanding throughout each year:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Net asset value, beginning of year	$18.71		$16.49	$8.47	$22.17	$21.42

From Investment Operations
Net investment income(a)	0.18		0.13	0.09	0.16	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.94)		3.09	8.21	(12.15)	9.45

Net increase (decrease) in net asset value from investment operations	(3.76)		3.22	8.30	(11.99)	9.83

Dividends and Distributions to Shareholders
Dividends from net investment income	—		(0.52)	(0.29)	(0.21)	(0.50)
Distributions from net realized gain on investments	(0.35)		(0.49)	—	(1.48)	(8.61)
Return of capital	—		—	—	(0.03)	—

Total Dividends and Distributions	(0.35)		(1.01)	(0.29)	(1.72)	(9.11)

Proceeds from Purchase Premiums and Redemption Fees(a)	(0.00	)(b)	0.01	0.01	0.01	0.03

Net asset value, end of year	$14.60		$18.71	$16.49	$8.47	$22.17

Total Return
Total investment return based on net asset value(c)	(20.20)%		19.73%	98.09%	(56.41)%	46.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$373,432		$468,654	$216,394	$124,412	$209,920
Ratio of net expenses to average net assets	0.73%		0.79%	0.80%	0.87%	0.87%
Ratio of net investment income to average net assets	1.05%		0.75%	0.76%	1.04%	1.48%
Portfolio turnover rate	41%		40%	56%	61%	61%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

INDUSTRY DIVERSIFICATION TABLE
December 31, 2011 (unaudited)	Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets

Advertising	$1,502,168	1.4%
Aerospace/Defense	1,470,415	1.4
Agriculture	2,370,414	2.3
Airlines	447,153	0.4
Banks	8,178,922	7.8
Beverages, Food & Tobacco	6,411,339	6.1
Biotechnology	746,961	0.7
Chemicals	993,208	1.0
Commercial Services	8,569,225	8.2
Construction & Building Materials	401,476	0.4
Distribution/Wholesale	2,612,924	2.5
Diversified Financial Services	2,782,745	2.7
Diversified Industrials	1,138,964	1.1
Electronic & Electrical Equipment	3,851,541	3.7
Engineering & Machinery	5,343,557	5.1
Entertainment	1,034,666	1.0
Food Producers & Processors	3,344,747	3.2
Healthcare - Products	2,932,315	2.8
Healthcare - Services	944,593	0.9
Insurance	7,031,844	6.7
Internet	6,076,118	5.8
Investment Companies	831,680	0.8
Machinery-Diversified	861,834	0.8
Media & Photography	2,802,447	2.7
Mining & Metals	2,070,835	2.0
Motorcycles	1,722,614	1.6
Oil & Gas	7,651,308	7.3
Pharmaceuticals	2,636,809	2.5
Retailers - General	7,154,914	6.8
Semiconductors	3,478,303	3.3
Telecommunication Services	4,164,886	4.0
Textiles	552,595	0.5
Toys/Games/Hobbies	1,351,130	1.3

Total Value of Investments	103,464,650	98.8
Other assets less liabilities	1,256,134	1.2

Net Assets	$104,720,784	100.0%

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

COMMON STOCKS - 96.5%
AUSTRALIA - 2.3%
Brambles Ltd.	271,399	$1,981,551
Cochlear Ltd.	6,811	432,573

		2,414,124

BELGIUM - 1.1%
Groupe Bruxelles Lambert SA	17,121	1,138,964

BRAZIL - 2.6%
BM&F Bovespa SA	197,000	1,035,035
Odontoprev SA	43,500	620,346
OGX Petroleo e Gas Participacoes SA (a)	148,500	1,084,343

		2,739,724

CANADA - 2.5%
Fairfax Financial Holdings Ltd.	4,056	1,748,947
Ritchie Bros. Auctioneers, Inc.	38,996	861,032

		2,609,979

CHINA - 3.7%
Baidu, Inc. ADR (a)	5,200	605,644
China Mobile Ltd.	94,000	913,265
Hong Kong Exchanges and Clearing Ltd.	35,900	571,241
Mindray Medical International Ltd. ADR	29,930	767,405
Shanda Interactive Entertainment Ltd. ADR (a)	6,841	273,708
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	540,000	485,092
Sina Corp. (a)	4,600	239,200

		3,855,555

DENMARK - 1.3%
Carlsberg A/S, B Shares	15,223	1,071,905
Jyske Bank A/S (a)	13,871	340,068

		1,411,973

GERMANY - 0.7%
Deutsche Boerse AG (a)	15,021	786,164

GREECE - 1.4%
Coca-Cola Hellenic Bottling Co. SA (a)	85,882	1,472,771

INDONESIA - 0.4%
Bank Negara Indonesia Persero Tbk PT	1,110,000	464,305

IRELAND - 0.8%
CRH Plc.	20,227	401,476
Ryanair Holdings Plc. ADR (a)	16,050	447,153

		848,629

JAPAN - 6.2%
Inpex Corp.	274	1,725,167
Namco Bandai Holdings, Inc.	95,200	1,351,130
Olympus Corp.	34,500	453,499
Rohm Co., Ltd.	16,800	781,216
Tokyo Electron Ltd.	9,700	491,476
Yamaha Motor Co., Ltd.	136,200	1,722,614

		6,525,102

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

MEXICO - 1.1%
America Movil SAB de CV, Series L ADR	49,100	$1,109,660

NETHERLANDS - 1.1%
QIAGEN NV (a)	35,900	495,779
VistaPrint NV (a)	23,301	713,011

		1,208,790

NORWAY - 0.6%
Norsk Hydro ASA	133,101	614,415

RUSSIA - 0.8%
Gazprom OAO ADR	74,050	788,924

SINGAPORE - 0.8%
DBS Group Holdings Ltd.	94,000	834,371

SOUTH AFRICA - 3.4%
Clicks Group Ltd. (a)	194,183	1,111,976
Naspers Ltd., N Shares	40,366	1,763,247
Standard Bank Group Ltd.	58,594	715,757

		3,590,980

SOUTH KOREA - 1.5%
Samsung Electronics Co., Ltd. GDR Reg S	3,350	1,538,325

SWEDEN - 4.9%
Atlas Copco AB, B Shares	107,150	2,028,371
Investor AB, B Shares	44,717	831,680
Svenska Handelsbanken AB, A Shares	86,104	2,256,405

		5,116,456

SWITZERLAND - 10.5%
ABB Ltd. (a)	44,248	831,255
Compagnie Financiere Richemont SA, Br A	36,797	1,850,989
Julius Baer Group Ltd. (a)	24,287	946,037
Nestle SA	48,103	2,762,244
Roche Holding AG - Genusschein	12,537	2,120,237
Schindler Holding AG, Participating Certificates	21,369	2,483,931

		10,994,693

TAIWAN - 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	112,200	1,448,502

TURKEY - 1.5%
Anadolu Efes Biracilik ve Malt Sanayii AS	39,749	477,975
BIM Birlesik Magazalar AS	21,035	582,504
Turkiye Garanti Bankasi AS ADR	157,647	490,282

		1,550,761

TURKMENISTAN - 0.5%
Dragon Oil Plc.	67,810	482,327

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (continued)
December 31, 2011	Baillie Gifford Global Alpha Equity Fund

	Shares	Value

UNITED KINGDOM - 12.6%
Aggreko Plc.	21,000	$657,103
British American Tobacco Plc.	25,000	1,186,000
Bunzl Plc.	83,000	1,138,879
Cairn Energy Plc. (a)	141,000	579,689
Hays Plc.	426,002	423,182
HSBC Holdings Plc.	116,000	885,543
Man Group Plc.	200,000	390,305
Prudential Plc.	240,000	2,374,583
Rolls-Royce Holdings Plc. (a)	127,000	1,470,416
Vodafone Group Plc.	515,000	1,435,864
Wolseley Plc.	79,000	2,612,924

		13,154,488

UNITED STATES - 32.8%
Altria Group, Inc.	26,596	788,571
Amazon.com, Inc. (a)	8,321	1,440,365
Bed Bath & Beyond, Inc. (a)	12,782	740,973
CarMax, Inc. (a)	19,415	591,769
Cisco Systems, Inc.	39,054	706,096
Deere & Co.	11,142	861,834
eBay, Inc. (a)	55,378	1,679,615
EOG Resources, Inc.	12,550	1,236,300
FLIR Systems, Inc.	60,128	1,507,409
Google, Inc., Class A (a)	2,845	1,837,585
Illumina, Inc. (a)	11,400	347,472
International Game Technology	60,155	1,034,666
Intuitive Surgical, Inc. (a)	1,623	751,465
Markel Corp. (a)	4,152	1,721,710
Mastercard, Inc., Class A	4,464	1,664,268
Medco Health Solutions, Inc. (a)	9,241	516,572
Mohawk Industries, Inc. (a)	9,233	552,595
Moody’s Corp.	33,557	1,130,200
National Oilwell Varco, Inc.	12,021	817,308
New York Community Bancorp, Inc.	100,740	1,246,154
Omnicom Group, Inc.	33,696	1,502,168
PepsiCo, Inc.	33,198	2,202,687
Philip Morris International, Inc.	20,156	1,581,843
Praxair, Inc.	9,291	993,208
Progressive Corp. (The)	29,024	566,258
Seattle Genetics, Inc. (a)	23,900	399,489
Walgreen Co.	56,036	1,852,550
Wal-Mart Stores, Inc.	16,845	1,006,657
Walt Disney Co. (The)	27,712	1,039,200
Waters Corp. (a)	14,982	1,109,417
WellPoint, Inc.	14,258	944,593

		34,370,997

Total Common Stocks (cost $102,208,148)		101,070,979

PREFERRED STOCKS - 2.3%
BRAZIL - 2.3%
Petroleo Brasileiro SA ADR	39,900	937,251
Vale SA ADR	70,700	1,456,420

Total Preferred Stocks (cost $2,635,438)		2,393,671

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 2011	Baillie Gifford Global Alpha Equity Fund

Value

TOTAL INVESTMENTS - 98.8% (cost $104,843,586)	$103,464,650
Other assets less liabilities - 1.2%	1,256,134

NET ASSETS - 100.0%	$104,720,784

(a) Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

Reg S - is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in “directed” selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011	Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $104,843,586)	$103,464,650
Cash	482,980
Foreign cash, at value (cost $741,927)	912,936
Dividends receivable	189,107
Receivable for investments sold	86,031
Other assets	94

Total Assets	105,135,798

LIABILITIES
Payable for investments purchased	331,993
Management fee payable	39,015
Servicing fee payable	26,010
Accrued expenses	17,996

Total Liabilities	415,014

NET ASSETS	$104,720,784

COMPOSITION OF NET ASSETS
Paid-in capital	$106,148,539
Net realized loss on investments and foreign currency transactions	(51,242)
Net unrealized depreciation in value of investments and foreign currencies	(1,376,513)

$104,720,784

NET ASSET VALUE, PER SHARE

Class 3 ($104,720,784 / 10,615,669 shares outstanding), unlimited authorized, no par value	$9.86

Maximum Purchase Price Per Share (Note D)	$9.88

Minimum Redemption Price Per Share (Note D)	$9.85

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Period November 15, 2011* through December 31, 2011	Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,106)	$229,663

Total Investment Income	229,663

EXPENSES
Management fee (Note B)	39,015
Shareholder Servicing fees - Class 3 Shares (Note B)	26,010
Fund Accounting	9,616
Professional fees	3,851
Custody	2,884
Legal	768
Transfer Agency	740
Trustees’ fees	444
Insurance	364
Miscellaneous	123

Total Expenses	83,815

Net Investment Income	145,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(51,242)
Foreign currency transactions	6,556

(44,686)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,378,936)
Translation of assets and liabilities in foreign currencies	2,423

(1,376,513)

Net realized and unrealized loss on investments and foreign currency transactions	(1,421,199)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,275,351)

*	Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS	Baillie Gifford Global Alpha Equity Fund

For the Period November 15, 2011* through December 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$145,848
Net realized loss from investments and foreign currency transactions	(44,686)
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,376,513)

Net decrease in net assets from operations	(1,275,351)

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income:
Class 3	(158,199)

Total Dividends	(158,199)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 3	105,996,135
Dividends reinvested:
Class 3	158,199

Increase in Net Assets from Transactions in Shares of Beneficial Interest	106,154,334

Total Increase in Net Assets	104,720,784

NET ASSETS
Beginning of period	—

End of period	$104,720,784

*	Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Baillie Gifford Global Alpha Equity Fund

Selected data for a Class 3 Shares outstanding throughout the period:

For the Period November 15, 2011(a) through December 31, 2011

Net asset value, beginning of period	$10.00

From Investment Operations
Net investment income(b)	0.01

Net realized and unrealized loss on investments and foreign currency transactions	(0.14)

Net decrease in net asset value from investment operations	(0.13)

Dividends to Shareholders
Dividends from net investment income	(0.01)

Net asset value, end of period	$9.86

Total Return
Total investment return based on net asset value(c)	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,721
Ratio of net expenses to average net assets	0.64%*
Ratio of net investment income to average net assets	1.12%*
Portfolio turnover rate	3%

*	Annualized.
(a)	Commencement of investment operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note A – Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund (“International Equity Fund”), Baillie Gifford EAFE Fund (“EAFE Fund”), Baillie Gifford EAFE Choice Fund (“EAFE Choice Fund”), Baillie Gifford Emerging Markets Fund (“Emerging Markets Fund”), and Baillie Gifford Global Alpha Equity Fund (“Global Alpha Equity Fund”) (each, a “Fund”, and collectively, the “Funds”) is a series of Baillie Gifford Funds (the “Trust”). The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 17, 2001, as subsequently amended. International Equity Fund, EAFE Fund, EAFE Choice Fund and Global Alpha Equity Fund offer four classes of shares, Class 1, Class 2, Class 3 and Class 4 shares, and Emerging Markets Fund offers three classes of shares, Class I, Class II and Class III shares (an unlimited number of shares are authorized, without par value). At December 31, 2011, shares issued and outstanding for the International Equity Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the EAFE Fund were of Class 1, Class 2, Class 3 and Class 4 shares, shares issued and outstanding for the EAFE Choice Fund were of Class 2 and Class 4 shares, shares issued and outstanding for the Emerging Markets Fund were of Class III and shares issued outstanding for Global Alpha Equity Fund was of Class 3 shares.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Valuation of Investments
Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the “Manager”), pursuant to procedures approved by the trustees of the Trust (the “Trustees”). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds’ net asset values. If events materially affecting the value of the Funds’ portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities’ market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement
The Funds are subject to fair value accounting standards that define fair value, establish a framework for measuring fair value in accordance with GAAP and require certain disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices in inactive markets for identical securities and for similar securities in active and inactive markets)
Level 3 — significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ assets carried at fair value:

International Equity Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$227,412,581	$999,345,962	$—
Preferred Stocks	33,166,321	—	—

Total	$260,578,902	$999,345,962	$—

NOTES TO FINANCIAL STATEMENTS (continued)

EAFE Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$168,460,229	$1,445,897,299	$—
Preferred Stocks	25,575,860	16,454,147	—

Total	$194,036,089	$1,462,351,446	$—

EAFE Choice Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$11,601,214	$136,828,451	$—
Preferred Stocks	1,760,155	—	—

Total	$13,361,369	$136,828,451	$—

Emerging Markets Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$59,619,011	$272,039,759	$—
Preferred Stocks	27,715,259	5,815,923	—

Total	$87,334,270	$277,855,682	$—

Global Alpha Equity Fund	Level 1	Level 2	Level 3

Investments in Securities
Common Stocks	$49,322,140	$51,748,839	$—
Preferred Stocks	2,393,671	—	—

Total	$51,715,811	$51,748,839	$—

For the International Equity Fund fair value of Level 2 and Level 1 investments at 12/31/10 was $563,051,449 and $126,122,185, respectively. $15,358,634 was transferred out of Level 2 into Level 1 and $2,196,793 was transferred out of Level 1 into Level 2 during the fiscal year ended 12/31/11.

For the EAFE Fund fair value of Level 2 investments at 12/31/10 was $1,384,915,742. $35,012,105 was transferred out of Level 2 into Level 1 during the fiscal year ended 12/31/11.

For the Emerging Markets Fund fair value of Level 2 and Level 1 investments at 12/31/10 was $374,741,792 and $86,551,331, respectively. $27,122,019 was transferred out of Level 2 into Level 1 and $12,972,267 was transferred out of Level 1 into Level 2 during the fiscal year ended 12/31/11.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

Derivative and Hedging Disclosure
GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments,

NOTES TO FINANCIAL STATEMENTS (continued)

and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2011.

Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts
The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, the Funds did not have any forward foreign currency contracts.

Securities Transactions and Investment Income
The Funds’ securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes
Each Fund intends to qualify to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds’ shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2011, there are no deferred liabilities recorded as estimates for potential future India capital gains taxes. As of December 31, 2011, the Emerging Markets Fund recorded a receivable for Indian capital gains tax refund of $216,187.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund and Emerging Markets Fund the tax periods 2008 through present remain subject to examination by the Internal Revenue Service. For the EAFE Choice Fund, the tax periods 2009 through present remain subject to examination.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. For the Emerging Markets Fund, $7,004,891 is characterized as short-term capital losses and has no expiration.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss No Expiration	Capital Loss Available Total

EAFE	$7,597,549	$3,833,395	$10,342,233	$—	$21,773,177
Emerging Markets	—	—	—	7,004,891	7,004,891

During the year ended December 31, 2011, $1,319,983 and $9,320,652 of capital loss carryforwards were utilized by International Equity Fund and EAFE Fund, respectively.

Realized capital losses, currency losses and passive foreign investment company (“PFIC”) losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended December 31, 2011, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Late-Year Specified Losses	Capital Loss Carryforwards	Post October Capital Losses	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Losses)

International Equity	$597,677	$—	$—	$(7,426,426)	$(33,779,643)	$(40,608,392)

EAFE	—	$(1,467,277)	(21,773,177)	(7,342,151)	78,319,654	47,737,049

EAFE Choice	—	(39,190)	—	(2,035,913)	(22,323,616)	(24,398,719)

Emerging Markets	5,972,732	—	(7,004,891)	(1,548,181)	22,632,986	20,052,646

Global Alpha Equity	—	—	—	(51,242)	(1,376,513)	(1,427,755)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2011, the following reclassifications have been made on the Statement of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends:

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currencies	Paid-in Capital

International Equity	$(443,300)	$443,300	$—

EAFE	187,471	(138,821)	(48,650)

EAFE Choice	23,063	(14,832)	(8,231)

Emerging Markets	1,585,299	(1,585,299)	—

Global Alpha Equity	12,351	(6,556)	(5,795)

NOTES TO FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Shareholders
The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds’ policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2011 and December 31, 2010, the tax character of the dividends paid were:

Fund	Ordinary Income		Long-Term Capital Gains

	2011	2010	2011	2010

International Equity	$18,258,723	$12,216,249	$1,021,913	$—

EAFE	32,879,327	22,623,637	—	—

EAFE Choice	3,327,188	1,295,819	2,656,778	—

Emerging Markets	—	12,532,206	8,786,194	11,767,673

Global Alpha Equity	158,199	N/A	—	N/A

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B – Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund pays the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund’s average net assets (calculated by taking the average of all determinations of net asset value made at the end of each month).

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Management Fee

International Equity	0.30%
EAFE	0.25%
EAFE Choice	0.25%
Emerging Markets	0.50%
Global Alpha Equity Fund	0.30%

For the year ended December 31, 2011, the Funds incurred management fees as follows:

Fund	Management Fee

International Equity	$2,979,600
EAFE	4,251,152
EAFE Choice	358,803
Emerging Markets	2,120,458
Global Alpha Equity	39,015

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds’ average daily net assets attributed to each class of share as follows:

	International Equity	EAFE	EAFE Choice*	Emerging Markets	Global Alpha Equity

Class 1/I	0.45%	0.45%	0.45%	0.30%	0.45%
Class 2/II	0.27%	0.27%	0.27%	0.25%	0.27%
Class 3/III	0.20%	0.20%	0.20%	0.10%	0.20%
Class 4	0.17%	0.17%	0.17%	N/A	0.17%

* EAFE Choice Fund Class 3 was redeemed on April 18, 2011.

For the year ended December 31, 2011, the Funds incurred shareholder servicing fees for each class of share as follows:

	International Equity	EAFE	EAFE Choice*		Emerging Markets		Global Alpha Equity

Class 1/I	$316,544	$99,209	$	N/A	$	N/A	$	N/A
Class 2/II	1,622,323	2,084,339		256,412		N/A		N/A
Class 3/III	594,275	874,779		35,521		427,592		26,010
Class 4	34,200	810,273		51,423		N/A		N/A

* EAFE Choice Fund Class 3 was redeemed on April 18, 2011.

NOTES TO FINANCIAL STATEMENTS (continued)

Note C – Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2011 were as follows:

Fund	Purchases	Sales

International Equity	$756,831,099	111,760,581
EAFE	564,745,113	188,790,359
EAFE Choice	71,253,060	66,505,975
Emerging Markets	180,215,211	176,399,073
Global Alpha Equity	15,653,533	2,611,234

For the year ended December 31, 2011, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales

International Equity	$84,645,054	$—
EAFE	—	—
EAFE Choice	75,493,929	—
Emerging Markets	—	—
Global Alpha Equity	91,852,528	—

Gains and losses on in-kind redemptions are not recognized at the Fund level for tax purposes.

The Funds’ cost of investments and gross unrealized appreciation (depreciation) at December 31, 2011 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)

International Equity	$1,293,296,779	$107,794,189	$(141,166,104)	$(33,371,915)

EAFE	1,578,078,043	284,657,395	(206,347,903)	78,309,492

EAFE Choice	172,512,059	7,490,782	(29,813,021)	(22,322,239)

Emerging Markets	342,557,821	73,287,801	(50,655,670)	22,632,131

Global Alpha Equity	104,843,586	2,307,513	(3,686,449)	(1,378,936)

NOTES TO FINANCIAL STATEMENTS (continued)

Note D – Transactions in Shares of Beneficial Interest

	International Equity Fund

	Class 1 Shares For the Year ended December 31, 2011		Class 2 Shares For the Year ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	317,744	$3,193,600	60,511,350	$569,743,090

Redemption fees	—	661	—	5,972

Purchase premium	—	92,442	—	770,898

Shares issued in reinvestment of dividends and distributions	76,588	660,671	1,449,533	12,473,665

Shares redeemed	(265,138)	(2,503,755)	(10,570,958)	(107,151,339)

Net increase	129,194	$1,443,619	51,389,925	$475,842,286

	International Equity Fund

	Class 3 Shares For the Year ended December 31, 2011		Class 4 Shares For the Year ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	26,104,755	$264,227,433	—	$—

Redemption fees	—	3,008	—	187

Purchase premium	—	413,391	—	26,649

Shares issued in reinvestment of dividends and distributions	654,236	5,696,497	29,598	263,288

Shares redeemed	—	—	(159,296)	(1,444,465)

Net increase (decrease)	26,758,991	$270,340,329	(129,698)	$(1,154,341)

NOTES TO FINANCIAL STATEMENTS (continued)

	International Equity Fund

	Class 1 Shares For the Year ended December 31, 2010		Class 2 Shares For the Year ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	6,429,370	$58,565,548	21,187,358	$197,769,223

Redemption fees	—	4,011	—	16,205

Purchase premium	—	90,426	—	346,429

Shares issued in reinvestment of dividends and distributions	100,220	980,900	791,115	7,775,994

Shares redeemed	(6,555,138)	(61,133,453)	(1,318,563)	(11,517,276)

Net increase (decrease)	(25,548)	$(1,492,568)	20,659,910	$194,390,575

	International Equity Fund

	Class 3 Shares For the Period September 1, 2010* through December 31, 2010		Class 4 Shares For the Period July 30, 2010* through December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	15,042,567	$128,255,931	2,001,054	$18,009,486

Redemption fees	—	2,837	—	983

Purchase premium	—	98,509	—	13,573

Shares issued in reinvestment of dividends and distributions	286,871	2,843,440	37,881	383,650

Net increase	15,329,438	$131,200,717	2,038,935	$18,407,692

*Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund

	Class 1 Shares For the Year ended December 31, 2011		Class 2 Shares For the Year ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	—	$—	8,255,508	$80,411,056

Redemption fees	—	721	—	25,164

Purchase premium	—	9,732	—	340,633

Shares issued in reinvestment of dividends and distributions	41,193	346,240	1,416,156	11,867,864

Shares redeemed	—	—	(23,632,453)	(234,455,958)

Net increase (decrease)	41,193	$356,693	(13,960,789)	$(141,811,241)

	EAFE Fund

	Class 3 Shares For the Year ended December 31, 2011		Class 4 Shares For the Year ended December 31, 2011

	Shares	Amount	Shares	Amount

Shares sold	45,553,346	$455,761,252	5,563,608	$49,900,000

Redemption fees	—	14,429	—	15,257

Purchase premium	—	198,341	—	210,125

Shares issued in reinvestment of dividends and distributions	999,123	8,388,124	1,120,783	9,427,671

Shares redeemed	(1,211,109)	(10,015,023)	—	—

Net increase	45,341,360	$454,347,123	6,684,391	$59,553,053

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Fund

	Class 1 Shares For the Year ended December 31, 2010		Class 2 Shares For the Year ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	6,277,444	$51,397,000	48,708,526	$421,789,035

Redemption fees	—	1,369	—	12,409

Purchase premium	—	45,179	—	453,389

Shares issued in reinvestment of dividends and distributions	37,102	352,363	1,132,791	10,917,409

Shares redeemed	(8,931,336)	(83,366,730)	(13,859,539)	(122,918,227)

Net increase (decrease)	(2,616,790)	$(31,570,819)	35,981,778	$310,254,015

	EAFE Fund

	Class 3 Shares For the Period April 19, 2010* through December 31, 2010		Class 4 Shares For the Year ended December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	14,118,529	$124,954,270	3,547,856	$29,940,000

Redemption fees	—	1,217	—	8,149

Purchase premium	—	69,127	—	297,723

Shares issued in reinvestment of dividends and distributions	213,185	2,057,412	743,569	7,188,225

Net increase	14,331,714	$127,082,026	4,291,425	$37,434,097

*Recommencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Choice Fund

	Class 2 Shares For the Year ended December 31, 2011		Class 3 Shares For the Period January 1, 2011 through April 18, 2011

	Shares	Amount	Shares	Amount

Shares sold	7,863,808	$94,603,761	1,123,961	$12,974,210

Redemption fees	—	46,700	—	2,949

Purchase premium	—	112,132	—	15,513

Shares issued in reinvestment of dividends and distributions	472,068	4,466,333	—	—

Shares redeemed	(282,044)	(3,204,807)	(6,019,552)	(70,172,331)

Net increase (decrease)	8,053,832	$96,024,119	(4,895,591)	$(57,179,659)

	EAFE Choice Fund

	Class 4 Shares For the Period April 19, 2011* through December 31, 2011

	Shares	Amount

Shares sold	7,485,386	$85,142,331

Redemption fees	—	14,196

Purchase premium	—	48,523

Shares issued in reinvestment of dividends and distributions	157,773	1,517,633

Shares redeemed	(3,610,486)	(39,359,248)

Net increase	4,032,673	$47,363,435

*Commencement of investment operations.

NOTES TO FINANCIAL STATEMENTS (continued)

	EAFE Choice Fund

	Class 2 Shares For the Period Ended December 31, 2010**		Class 3 Shares For the Period January 15, 2010* through December 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	4,083,379	$41,317,200	4,832,454	$50,906,024

Purchase premium	—	53,804	—	58,067

Shares issued in reinvestment of dividends and distributions	51,698	578,172	63,137	717,647

Shares redeemed	(3,000,728)	(31,435,095)	—	—

Net increase	1,134,349	$10,514,081	4,895,591	$51,681,738

*Commencement of investment operations.
**For the Period January 1, 2010 to January 15, 2010 and March 25, 2010 through December 31, 2010.

	Emerging Markets Fund

	Class III Shares For the Year ended December 31, 2011

	Shares	Amount

Shares sold	296,721	$4,972,500

Redemption fees	—	11,027

Purchase premium	—	27,500

Shares issued in reinvestment of dividends and distributions	573,613	8,786,194

Shares redeemed	(337,810)	(4,411,028)

Net increase	532,524	$9,386,193

NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets Fund

	Class I Shares For the Period January 1, 2010 to January 15, 2010		Class II Shares For the Period January 1, 2010 to October 20, 2010

	Shares	Amount	Shares	Amount

Purchase premium	—	$—	—	$25,949

Shares issued in reinvestment of dividends and distributions	—	—	17,369	305,494

Shares redeemed	(3,223,085)	(54,124,301)	(2,751,773)	(51,710,765)

Net decrease	(3,223,085)	$(54,124,301)	(2,734,404)	$(51,379,322)

	Emerging Markets Fund

	Class III Shares For the Year ended December 31, 2010

	Shares	Amount

Shares sold	11,050,026	$191,123,814

Redemption fees	—	20,050

Purchase premium	—	185,582

Shares issued in reinvestment of dividends and distributions	1,295,798	23,994,385

Shares redeemed	(417,973)	(8,020,050)

Net increase	11,927,851	$207,303,781

NOTES TO FINANCIAL STATEMENTS (continued)

	Global Alpha Equity Fund

	Class 3 Shares For the Period November 15, 2011* to December 31, 2011

	Shares	Amount

Shares sold	10,599,613	$105,996,135

Shares issued in reinvestment of dividends and distributions	16,056	158,199

Net increase	10,615,669	$106,154,334

*Commencement of investment operations.

Funds charge purchase premiums and redemption fees as follows:

Fund	Purchase Premium	Redemption Fee

	(Basis Point)	(Basis Point)

International Equity	20	15
EAFE	20	15
EAFE Choice	20	15
Emerging Markets	55	25
Global Alpha Equity	20	15

The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager’s discretion.

Note E – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2011, Kentucky Teachers’ Retirement System owned 28.04% of the EAFE Fund; the Guardian Life Insurance Company owned 25.17%, Graphic Packaging Holdings Company owned 26.92% and the Municipal Fire & Police Retirement System of Iowa owned 47.91% of the EAFE Choice Fund; Nebraska State Investment Council owned 30.77% of the Emerging Markets Fund; and Freeport McMoran Corporation Defined Benefit Master Trust owned 100%

NOTES TO FINANCIAL STATEMENTS (continued)

of the Global Alpha Equity Fund. Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

Note F – Commitments and Contingencies

Each of the Funds indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G – New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU No. 2011-04 and has determined there is no impact on the financial statements other than the additional disclosure presented.

NOTES TO FINANCIAL STATEMENTS (concluded)

Note H – Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Management of the Funds has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baillie Gifford Funds
and Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets
Fund and Baillie Gifford Global Alpha Equity Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund, each a series of shares of beneficial interest of Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2011, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund and Baillie Gifford Global Alpha Equity Fund as of December 31, 2011, the results of their operations for the year or period then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2012

Supplemental Information (unaudited)

Qualified dividend income of as much as $21,076,928, $32,923,627, $3,689,142, $5,547,640 and $217,740 was taxable to the International Equity, EAFE, EAFE Choice, Emerging Markets and Global Alpha Equity Funds, respectively, through December 31, 2011. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2011, International Equity Fund, EAFE Choice Fund and Emerging Markets Fund designated $1,021,913, $2,656,778 and $8,786,193 as long-term capital gains dividends, respectively.

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2011 qualified for the corporate dividends-received deduction for each fund is:

Fund	Dividends-received Deductions

International Equity	0.00%
EAFE	0.00%
EAFE Choice	0.00%
Emerging Markets	0.00%
Global Alpha Equity	63.19%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2011.

Supplemental Information (unaudited) (continued)

MANAGEMENT OF THE TRUST

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee

Trustees
John G. Barrie, Jr. Age: 71	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).	5

George W. Browning Age: 70	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment manager).	5
Bruce C. Long Age: 66	Trustee	Since 2009	CEO, k STREAM LLC (financial services); Consultant, Carpenter Group (financial services); Consultant, DALBAR, Inc., (financial measurements). Formerly: Executive Vice President, Guardian Life Insurance (financial services) and director of various entities.	5
Interested Trustee
Peter Hadden(4) Age: 54	Trustee, Chairman of the Board and President	Since 2009	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Ltd. (investment adviser).	5

Officers (other than Officers who are also Trustees)
Edward H. Hocknell Age: 51	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Alan Paterson Age: 44	Vice President	Since 2000	Partner, Baillie Gifford & Co. (investment manager).	N/A

Dickson Jackson Age: 40	Vice President	Since 2005	Director, Investment Operations, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Andrew Telfer Age: 44	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Director, Baillie Gifford Overseas Limited (investment adviser).	N/A
Peter Cooke Age: 47	Vice President	Since 2008	Partner, Baillie Gifford & Co. (investment manager); Chief Executive, Baillie Gifford Overseas Limited (investment adviser).	N/A
Nigel Cessford Age: 48	Treasurer	Since 2005	Head of Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment manager).	N/A

Angus N.G. Macdonald Age: 46	Secretary	Since 2000	Head of Legal for the Baillie Gifford Group (investment manager).	N/A

Graham Laybourn Age: 45	Chief Compliance Officer	Since 2005	Director, Regulatory Risk & Legal, Baillie Gifford & Co. (investment manager); Chief Compliance Officer, Baillie Gifford Overseas Limited (investment adviser).	N/A

Supplemental Information (unaudited)(concluded)

(1)	The address of each trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.
(2)

There is no stated term of office for the trustees. The Chairman of the Board, President, Secretary, and Treasurer of the Trust are elected annually by the Trustees. Other officers may be elected or appointed by the trustees at any time.

(3)	Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.
(4)

Mr. Hadden is an “interested person” (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds’ Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov. Shareholders may submit to the Trust claim for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

As of December 31, 2011, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Mr. John G. Barrie, Jr., a member of the Board’s Audit Oversight Committee, is an audit committee financial expert. Mr. Barrie is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Barrie formerly served in various supervisory and managerial positions in accounting and finance at Dominion Resources, Inc. and affiliates. In these positions, Mr. Barrie was extensively involved in the preparation, analysis and use of corporate financial statements. In the capacity of Assistant Treasurer of Dominion Resources, Inc., Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing internal controls and procedures relating to the administration and reporting of retirement plan investments.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2010	$76,000	$0	$16,000	$0

2011	$86,000	$0	$20,000	$0

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Funds annual report to the shareholders, issuance of the auditor’s consent to be included in the Funds’ annual amendment to the Registration Statement on Form N-1A, issuance of the auditor’s report on internal controls for inclusion in form N-SAR and provision of comments on the Funds’ interim financial statements (as requested). The audit fees above represent the amounts billed for services provided for the fiscal year indicated, not the amounts billed during such year.

Audit-related fees include amounts billed for assurance and related services rendered to the registrant, including consultations related to financial accounting and reporting standards. The audit-related fees above represent the amounts billed during the fiscal year indicated.

Tax fees include amounts for services rendered to the registrant for tax compliance, tax planning and tax advice, including tax return preparation and review of and participation in determining required income and capital gains distributions. The tax fees above represent the amounts billed during the fiscal year indicated.

(e) (1) Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by any member of the Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e) (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $16,000

2011: $20,000

The amount set forth for each fiscal year includes: (i) the aggregate of amounts disclosed in Item 4 (b), (c), and (d) above for Audit-Related Fees, Tax Fees and All Other Fees, plus (ii) the aggregate amount of any non-audit fees billed to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. This additional amount under clause (ii) for the 2010 fiscal year totaled $0 and for the 2011 fiscal year totaled $0.

(h) In evaluating the independence of the registrant’s accountant, the Audit Oversight Committee of the registrant’s Board of Trustees considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant and determined that the provision of such services, if any, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report on Form N-CSR:

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
A P Moller – Maersk	MAERSKB DC	K0514G101	13 35 49 5 28	10/18/2011 10/18/2011 10/19/2011 10/20/2011 10/21/2011	None.	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010
Atlas Copco	ATCOB SS	049255805	9,948	10/5/2011	203,585	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that to the best of their knowledge the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2)(i) Certification of the Principal Executive Officer required by Rule 30a-2 under the Act.

(a)(2)(ii) Certification of the Principal Financial Officer required by Rule 30a-2 under the Act.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BAILLIE GIFFORD FUNDS

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 7, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter Hadden

Peter Hadden, President

Date	March 7, 2012

By	/s/ Nigel Cessford

Nigel Cessford, Treasurer

Date	March 7, 2012